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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [_]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials




                                    DELAWARE
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


________________________________________________________________________________
1)   Title of each class of securities to which transaction applies:



________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:



________________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):



________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:



________________________________________________________________________________
5)   Total fee paid:



________________________________________________________________________________
     [_]  Fee paid previously with preliminary materials.

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:

________________________________________________________________________________
          2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
          3)   Filing Party:

________________________________________________________________________________
          4)   Date Filed:

________________________________________________________________________________

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT








                          PLEASE SIGN, DATE AND RETURN
                                YOUR PROXY TODAY.

                  Please detach at perforation before mailing.


PROXY                                                                      PROXY

                       SPECIAL MEETING OF SHAREHOLDERS OF
                   THE DIVERSIFIED CORE FIXED INCOME PORTFOLIO

                                October 22, 2002

The undersigned hereby revokes all previous proxies for his shares and appoints David K. Downes, Richard J. Flannery, and Richelle S. Maestro and each of them, proxies of the undersigned with full power of substitution to vote all shares of The Diversified Core Fixed Income Portfolio that the undersigned is entitled to vote at the Portfolio's Special Meeting to be held at the Portfolio's offices, Thirty Fourth Floor, Conference Room 34C, 2005 Market Street, Philadelphia, PA 19103 at 11:00 a.m., Eastern time on October 22, 2002, including any adjournment thereof, upon such business as may properly be brought before the Meeting.


IMPORTANT: PLEASE SEND IN YOUR PROXY TODAY.

You are urged to date and sign the attached proxy and return it promptly. This will save the expense of follow-up letters to shareholders who have not responded.

                                          Note: Please sign exactly as your name
                                          appears on the proxy. If signing for
                                          estates, trusts or corporations, title
                                          or capacity should be stated. If
                                          shares are held jointly, each holder
                                          must sign.

                                          ______________________________________
                                          Signature

                                          ______________________________________
                                          Print Name

                                          ______________________________________
                                          Signature

                                          ______________________________________
                                          Print Name



                           (Please see reverse side.)

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY

                  Please detach at perforation before mailing.

This proxy is solicited on behalf of the Board of Trustees of Delaware Pooled Trust, on behalf of its series, The Diversified Core Fixed Income Portfolio. It will be voted as specified. If no specification is made, this proxy shall be voted in favor of each Proposal. If any other matters properly come before the Meeting about which the proxyholders were not aware prior to the time of the solicitation, authorization is given the proxyholders to vote in accordance with the views of management on such matters. Management is not aware of any such matters.

The Board of Trustees recommends a vote FOR the following Proposals.

                                                                         FOR            AGAINST           ABSTAIN
                                                                         ---            -------           -------
        1.          To approve an Plan of Reorganization by              |_|              |_|               |_|
                    Delaware Group Adviser Funds, on behalf of
                    its series, Delaware Diversified Income Fund
                    (the "Diversified Income Fund"), and
                    Delaware Pooled Trust, on behalf of its
                    series, The Diversified Core Fixed Income
                    Portfolio (the "Portfolio"), that provides
                    for the acquisition of all of the assets and
                    liabilities of the Portfolio in exchange for
                    shares of the Diversified Income Fund, the
                    distribution of such shares to the
                    shareholders of the Portfolio, and the
                    dissolution of the Portfolio.

                                                                         FOR            AGAINST           ABSTAIN
                                                                         ---            -------           -------

        2.          To approve the Investment Management                 |_|              |_|               |_|
                    Agreement for the Diversified Income Fund.

                                                                         FOR            AGAINST           ABSTAIN
                                                                         ---            -------           -------

        3.          To approve the Rule 12b-1 Distribution Plan          |_|              |_|               |_|
                    for the Class A shares of the Diversified
                    Income Fund.

IMPORTANT: PLEASE SEND IN YOUR PROXY. . .TODAY!
---------

PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S.

                   THE DIVERSIFIED CORE FIXED INCOME PORTFOLIO


Dear Shareholder:

         Enclosed is a Notice of Meeting for a Special Meeting of Shareholders of The Diversified Core Fixed Income Portfolio ("The Core Portfolio"). The Meeting has been called for October 22, 2002 at 11:00 a.m. Eastern time at the offices of The Core Portfolio, One Commerce Square, 2005 Market Street, in Philadelphia, Pennsylvania. The accompanying Proxy Statement describes certain proposals being presented for your consideration and requests your prompt attention and vote by mail using the enclosed proxy card.

         This Meeting is critically important. You are being asked to consider and approve an Agreement and Plan of Reorganization that would result in your shares of The Core Portfolio being exchanged for Class A shares of another fund in the Delaware Investments Family of Funds called Delaware Diversified Income Fund (the "Diversified Income Fund"), a series of Delaware Group Adviser Funds. If the shareholders of The Core Portfolio approve the proposal, the Diversified Income Fund will acquire all of the assets, subject to the liabilities, of The Core Portfolio. You will receive Class A shares of the Diversified Income Fund equal in value to your investment in shares of The Core Portfolio. You will no longer be a shareholder of The Core Portfolio and, instead, you will be a Class A shareholder of the Diversified Income Fund.

         The transaction is being proposed because the Board believes that the Diversified Income Fund offers a better opportunity for asset growth because of the excellent retail marketing opportunities that exist for a fund with a retail class structure that focuses its investment strategy within the multi-sector bond category. The Diversified Income Fund's investment objective, policies, adviser, sub-adviser and portfolio managers are identical to those of The Core Portfolio but the Fund is subject to a retail fee structure. At the meeting, you will also be asked to approve the Management Agreement for the Diversified Income Fund and the Class A Distribution Plan for that Fund.

         Please take the time to review this entire document and vote now! Whether or not you plan to attend the Meeting, please vote your shares by mail. If you determine at a later date that you wish to attend this Meeting, you may revoke your proxy and vote in person.

         Thank you for your prompt attention and participation.


                                      Sincerely,



                                      David K. Downes
                                      President and Chief Executive Officer

                   THE DIVERSIFIED CORE FIXED INCOME PORTFOLIO
                       (a series of Delaware Pooled Trust)

                               One Commerce Square
                             Philadelphia, PA 19103

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                         To be held on October 22, 2002

To the Shareholders:

         NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of The Diversified Core Fixed Income Portfolio ("The Core Portfolio"), a series of Delaware Pooled Trust (the "Trust"), will be held at the offices of the Trust, One Commerce Square, 2005 Market Street, Philadelphia, PA 19103, on October 22, 2002 at 11:00 a.m. Eastern time. The Special Meeting is being called for the following reasons:

1. For shareholders of The Core Portfolio to vote on an Agreement and Plan of Reorganization between the Trust, on behalf of The Core Portfolio, and Delaware Group Adviser Funds, on behalf of Delaware Diversified Income Fund (the "Diversified Income Fund"), that provides for: (i) the acquisition of all of the assets, subject to the liabilities, of The Core Portfolio in exchange for Class A shares of the Diversified Income Fund; (ii) the pro rata distribution of Class A shares of the Diversified Income Fund to the shareholders of The Core Portfolio; and
         (iii) the liquidation and dissolution of The Core Portfolio.

2. For shareholders of The Core Portfolio to approve the Investment Management Agreement for the Diversified Income Fund.

3. For shareholders of The Core Portfolio to approve the Class A Distribution Plan for the Diversified Income Fund.

4. To vote upon any other business as may properly come before the Special Meeting or any adjournment thereof.

         The transaction contemplated by the Agreement and Plan of Reorganization, as well as the Management Agreement and Class A Distribution Plan for the Diversified Income Fund are described in the attached Proxy Statement and forms of such documents are attached as Exhibits to the Proxy Statement. Shareholders of record of The Core Portfolio as of the close of business on September 30, 2002 are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof. Whether or not you plan to attend the Special Meeting, please vote your shares by returning the Proxy Card by mail in the enclosed postage-paid envelope. Your vote is important.

                                    By Order of the Board of Trustees,

                                    Richelle S. Maestro
                                    Secretary
October 15, 2002

To secure the largest possible representation and to save the expense of further mailings, please mark your Proxy Card, sign it, and return it in the enclosed envelope, which requires no postage if mailed in the United States. You may revoke your Proxy at any time at or before the Meeting or vote in person if you attend the Meeting.

                   THE DIVERSIFIED CORE FIXED INCOME PORTFOLIO
                       (a series of Delaware Pooled Trust)

                                 PROXY STATEMENT

                                October 15, 2002

         This Proxy Statement solicits proxies to be voted at a Special Meeting of Shareholders (the "Meeting") of The Diversified Core Fixed Income Portfolio ("The Core Portfolio"), a series of Delaware Pooled Trust (the "Trust"). Shareholders of The Core Portfolio are being asked to approve an Agreement and Plan of Reorganization (the "Plan"), under which all of the net assets of The Core Portfolio would be acquired by Delaware Diversified Income Fund (the "Diversified Income Fund"), a series of Delaware Group Adviser Funds (the "Surviving Trust"), in exchange for Class A shares of the Diversified Income Fund ("Diversified Income Fund Shares"). If shareholders of The Core Portfolio approve the Plan, you will receive Diversified Income Fund Shares equal in value to your investment in The Core Portfolio. The Core Portfolio will then be liquidated.

         The Meeting will be held at the principal offices of the Trust, One Commerce Square, 2005 Market Street, Philadelphia, PA 19103, on October 22, 2002 at 11:00 a.m. Eastern time. The Board of Trustees of the Trust, on behalf of The Core Portfolio, is soliciting these proxies. This Proxy Statement will first be sent to shareholders on or about October 15, 2002.

         The investment objectives and policies of The Core Portfolio and the Diversified Income Fund are identical; but the Diversified Income Fund is a retail fund with a different fee structure. Shareholders are also being asked to approve the Management Agreement and Class A Distribution Plan for the Diversified Income Fund.

         This Proxy Statement gives the information about Diversified Income Fund Shares that you should know before investing. You should retain it for future reference. The Prospectus of the Diversified Income Fund dated June 28, 2002 (the "Diversified Income Fund Prospectus") is attached to and considered a part of this Proxy Statement, and is intended to provide you with information about the Diversified Income Fund.

         The Prospectus of The Core Portfolio dated February 28, 2002 is incorporated by reference into this Proxy Statement. You can request a free copy of the Statement of Additional Information for either the Diversified Income Fund or Core Portfolio or any of the documents described above by calling 1-800-523-1918, or by writing to the Diversified Income Fund or The Core Portfolio at Attention: Account Services, 1818 Market Street, Philadelphia, PA 19103-3682.

         Like all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Proxy Statement. Any representation to the contrary is a criminal offense.

         Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other U.S. government agency. Mutual fund shares involve investment risks including the possible loss of principal.

                                               TABLE OF CONTENTS

                                                                                                       Page

Table of Contents and Summary.........................................................................   1

Proposal 1: Reorganization of the Core Portfolio into the
Diversified Income Fund...............................................................................   3

Proposal 2: Approval of Investment Management Agreement
for the Diversified Income Fund.......................................................................  22

Proposal 3: Approval of Class A Distribution Plan for Diversified Income Fund.........................  29

Voting Information....................................................................................  30

Additional Information................................................................................  31

Exhibit Index.........................................................................................  34

                                     SUMMARY

         This is only a summary of certain information contained in this Proxy Statement. You should read the more complete information in the rest of this Proxy Statement, including the Plan (attached as Exhibit A), the Investment Management Agreement (attached as Exhibit B), the Class A Distribution Plan (attached as Exhibit C), and the Diversified Income Fund Prospectus (attached as Exhibit D).

What is the purpose of proposed reorganization?

         The reorganization of The Core Portfolio into the Diversified Income Fund (hereinafter called the "Transaction") is intended to restructure The Core Portfolio into a retail-oriented fund that can take advantage of excellent retail marketing opportunities for multi-sector bond funds. The reorganization will allow the surviving Fund to use its established track record to attract retail investors through various channels (brokers, financial advisers, etc.) and, ultimately, grow in a manner that should benefit investors.

What are the differences between The Core Portfolio and the Diversified Income Fund?

         The Core Portfolio and the Diversified Income Fund are each mutual funds within the Delaware Investments Family of Funds and each has identical investment objectives and policies. The Funds are each also managed by Delaware Management Company ("DMC"), a series of Delaware Management Business Trust, and sub-advised by Delaware International Advisers Ltd. ("DIAL"). Once the Transaction is completed, the Diversified Income Fund will be managed in a manner going forward that is substantially similar to the manner in which the Diversified Core Portfolio would have been managed.

         The Diversified Income Fund is subject to a higher management fee than The Core Portfolio and the Diversified Income Fund Shares are subject to a Rule 12b-1 fee, while there is no such fee for the shares of the Diversified Core Portfolio. The higher management fee for the Diversified Income Fund results from the anticipation that increased purchase and redemption activity prevalent in retail funds as compared to institutional funds like The Core Portfolio, can have the effect of increasing the level of portfolio activity and investment management services for the retail fund. The Rule 12b-1 fee associated with the Diversified Income Fund Shares reflects the need to pay amounts for shareholder servicing and distribution services provided in connection with retail sales.

How will the Transaction be accomplished?

         The Board of Trustees of the Trust and Surviving Trust have each approved the Plan. If shareholders of The Core Portfolio approve the Plan, all of that Fund's net assets will be transferred to the Diversified Income Fund in exchange for an equal value of Diversified Income Fund Shares. These Diversified Income Fund Shares will then be distributed pro rata to The Core Portfolio's shareholders and then The Core Portfolio will be liquidated and dissolved.

         This means that your shares of The Core Portfolio will be exchanged for an equal value of Diversified Income Fund Shares. As a result, you will cease to be a shareholder of The Core Portfolio and will become a Class A shareholder of the Diversified Income Fund. This exchange will occur on a date agreed to between the Trust and the Surviving Trust (hereafter, the "Closing Date").

         For the reasons set forth below under "Reasons for the Transaction," the Board of Trustees of the Trust has concluded that the Transaction is in the best interests of the shareholders of The Core Portfolio. The Board of Trustees also concluded that no dilution in value would result to the shareholders of The Core Portfolio or to the shareholders of the Diversified Income Fund, respectively, as a result of the Transaction. The Board of Trustees recommends that you vote to approve the Plan.

What are the general tax consequences of the Transaction?

It is expected that shareholders of The Core Portfolio will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares for Diversified Income Fund Shares. You should, however, consult your tax advisor regarding the effect, if any, of the Transaction in light of your individual circumstances. You should also consult your tax advisor about state and local tax consequences of the Transaction, if any, because the information about tax consequences in this document relates only to the federal income tax consequences. For further information about the tax consequences of the Transaction, see "Information About the Transaction - What are the tax consequences of the Transaction?"

Why are shareholders of The Core Portfolio being asked to approve the Investment Management Agreement and Class A Distribution Plan for the Diversified Income Fund?

While the investment manager for the Funds is the same, the management fee for the Diversified Income Fund is higher than that for The Core Portfolio. Also, the Diversified Income Fund Shares are subject to a Rule 12b-1 fee, while the shares of The Core Portfolio are not subject to such a fee. The difference in management fee is attributable to the anticipation that increased purchase and redemption activity prevalent in retail funds as compared to institutional funds like The Core Portfolio, can have the effect of increasing the level of portfolio activity and investment management services for the Diversified Income Fund. The Rule 12b-1 fee associated with the Diversified Income Fund Shares reflects the need to pay amounts for shareholder servicing and distribution services provided in connection with retail sales.

How will the shareholder voting be handled?

         Shareholders of The Core Portfolio who own shares at the close of business on September 30, 2002 will be entitled to vote at the Meeting, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold. To approve each proposal, a majority (as defined under federal law) of the outstanding voting shares of The Core Portfolio must be voted in favor of the proposal. In addition, shareholders must approve the management agreement and distribution plan in order for the Transaction to go forward. Therefore, each proposal is contingent on the other proposals.

         Please vote by proxy as soon as you receive this Proxy Statement. You may place your vote by completing and signing the enclosed proxy card. If you return your signed proxy card, your votes will be officially cast at the Meeting by the persons appointed as proxies. You can revoke your proxy or change your voting instructions at any time until the vote is taken at the Meeting. For more details about shareholder voting, see the "Voting Information" section of this Proxy Statement.

Proposal 1: Reorganization of The Core Portfolio into the
Diversified Income Fund

                     COMPARISONS OF SOME IMPORTANT FEATURES

How do the investment objectives and policies of the Funds compare?

         The Core Portfolio and the Diversified Income Fund have identical investment objectives. Both The Core Portfolio's and the Diversified Income Fund's objective is maximum long-term total return, consistent with reasonable risk.

         The investment policies of the two Funds are also identical. Each Fund pursues its investment objective, under normal circumstances, by investing at least 80% of its net assets in fixed income securities. Each Fund allocates its investments principally among the following three sectors of the fixed-income securities markets in the following relative proportions: the U.S. Investment Grade Sector (50%-90%), the U.S. High-Yield Sector (5%-30%), and the International Sector (5%-20%). DMC determines how much of each Fund to allocate to each of the three sectors, based on an evaluation of economic and market conditions and our assessment of the returns and potential for appreciation that can be achieved from investments in each of the three sectors. DMC will periodically reallocate a Fund's assets, as deemed necessary.

What are the risks of an investment in the Funds?

         There can be no guarantee against losses resulting from an investment in a Fund, nor can there be any assurance that a Fund will achieve its investment objective. Investments in The Core Portfolio and the Diversified Income Fund, as with most investments, involve risks. An investment in the Funds is affected by changes in bond prices and currency exchange rates. Investments in high-yield, high risk or "junk" bonds entail certain risk, including the risk of loss of principal, which may be greater than the risks presented by investment grade bonds. Among these risks are those that result from the absence of a liquid secondary market and the dominance in the market of institutional investors. The Funds are also affected by prepayment risk due to holdings of mortgage-backed securities. With prepayment risk, when homeowners prepay mortgages during periods of low interest rates, the Funds may be forced to re-deploy assets in lower yielding securities. Investments in securities of non-U.S. issuers are generally denominated in foreign currencies and involve certain risk and opportunity considerations not typically associated with investing in U.S. issuers, and investments in securities of companies in emerging markets present a greater degree of risk than tends to be the case for foreign investments in developed markets. If, and to the extent that, a Fund invests in forward foreign currency contracts or use other investments to hedge against currency risks, it will be subject to the special risks associated with those activities.

         For further information about the investment objectives and policies of the Funds, see "Comparison of Investment Objectives and Policies."

Who manages the Funds?

         The management of the business and affairs of the Funds is the responsibility of the Boards of Trustees of the Trust and the Surviving Trust. Each Board elects officers who are responsible for the day-to-day operations of the Funds.

         Each Fund is managed by DMC. DMC makes investment decisions for the Funds, manages the Funds' business affairs and provides daily administrative services. DIAL is the sub-adviser for the Funds. DIAL manages the foreign securities portion of the Funds' portfolio under the overall supervision of DMC and furnishes DMC with investment recommendations, asset allocation advice, research and other investment services regarding foreign securities. DMC is a series of Delaware Management Business Trust, which is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc. ("DMH"). DIAL is also a wholly-owned subsidiary of DMH. DMC and its predecessors have been managing the assets of the funds within the Delaware Investments Family of Funds since 1938. On July 31, 2002, DMC and its affiliates within Delaware Investments, including DIAL, were managing in the aggregate more than $85 billion in assets.

         All of the Portfolio Managers for The Core Portfolio will also be Portfolio Managers for the Diversified Income Fund. They are:

Paul Grillo
Vice President/Senior Portfolio Manager
Mr. Grillo holds a BA in Business Management from North Carolina State University and an MBA in Finance from Pace University. Prior to joining Delaware Investments in 1993, Mr. Grillo served as mortgage strategist and trader at the Dreyfus Corporation. He also served as mortgage strategist and portfolio manager for the Chemical Investment Group and as financial analyst at Chemical Bank. Mr. Grillo is a CFA charterholder.

Peter C. Andersen
Vice President/Senior Portfolio Manager
Mr. Andersen earned a Master's degree in Finance from Harvard University, where he was named a Seamans Fellow. He also holds a Master's degree in Physics from Yale University, and was named a Skinner Fellow. Mr. Andersen received a Bachelor's degree in Mathematics/Physics from Northeastern, where he graduated Summa Cum Laude and ranked first in the physics department. Prior to joining Delaware Investments in 2000, Mr. Andersen was a portfolio manager at Conseco Capital Management, where he managed high-yield portfolios for both institutional and retail products. Before that, he was a portfolio manager at Colonial Management and an investment analyst at the venture capital firm MTDC. Mr. Andersen began his investment career at Arthur D. Little, Inc., where he was a management consultant for the financial services and venture capital practices. He is a CFA charterholder.

Joanna Bates
Senior Portfolio Manager - Delaware International Advisers Ltd.
Ms. Bates is a graduate of London University. She joined the Fixed Income team at Delaware International in June 1997. Prior to that, she was Associate Director, Fixed Interest at Hill Samuel Investment Management which she joined in 1990. She had previously worked at Fidelity International and Save & Prosper as fund manager and analyst for global bond markets. Ms. Bates is an associate of the Institute of Investment Management and Research.

Stephen R. Cianci
Vice President/Senior Portfolio Manager
Mr. Cianci holds a BS and an MBA in Finance from Widener University. He joined Delaware Investments' Fixed Income Department in 1992 as an investment grade quantitative research analyst. In addition to his quantitative research responsibilities, Mr. Cianci also served as a mortgage-backed and asset-backed securities analyst. Mr. Cianci is an Adjunct Professor of Finance at Widener University and a CFA charterholder.

John Kirk
Director/Senior Portfolio Manager - Delaware International Advisers Ltd.
Mr. Kirk is a graduate of the University of Wales and received an M.A. in Operations Research from Lancaster University. Prior to joining Delaware International in September of 1998, he was responsible for European and Asian Fixed Income at Royal Bank of Canada in London, and had global responsibility for credit and risk management. He started his career at Ford Motor Company as a member of their operations research group.

Christopher A. Moth
Director/Senior Portfolio Manager/Chief Investment Officer, Global Fixed Income & Currencies - Delaware International Advisers Ltd.
Mr. Moth is a graduate of The City University London. He joined Delaware International in 1992, having previously worked at Guardian Royal Exchange in an actuarial capacity, where he was responsible for quantitative models and projections. Mr. Moth has been awarded the Certificate in Finance and Investment from the Institute of Actuaries in London.

Jude T. Driscoll
Executive Vice President/Head of Fixed Income
Mr. Driscoll received a Bachelor's degree in Economics from the University of Pennsylvania. Prior to joining Delaware Investments in 2000, he was Senior Vice President, Director of Fixed-Income Process at Conseco Capital Management, where he managed bank loan, high-yield and general insurance portfolios. He previously held management positions at NationsBanc Capital Markets and Goldman Sachs.

         In addition, the following Portfolio Managers will also join the management team responsible for managing the Diversified Income Fund:

Upender V. Rao
Senior Vice President/Senior Portfolio Manager
Mr. Rao received his MBA from the University of Michigan's Business School and his undergraduate degree in engineering from Indian Institute of Technology, Madras, India. Prior to joining Delaware Investments in 2000, Mr. Rao served as head of emerging markets research and trading at Conseco Capital Management. Previous to his role in emerging markets, Mr. Rao was the head of all energy and basic industry research. Mr. Rao is a CFA charterholder.

Timothy L. Rabe
Vice President/Portfolio Manager
Mr. Rabe received a bachelor's degree in finance from the University of Illinois. Prior to joining Delaware Investments in 2000, Mr. Rabe was a high-yield portfolio manager for Conseco Capital Management. Before that, Mr. Rabe worked as a tax analyst for The Northern Trust Company. Mr. Rabe is a CFA charterholder.

What are the fees and expenses of each Fund and what might they be after the Transaction?

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds. The sales charge and fee structure for the Class A Shares of the Diversified Income Fund is higher than that of The Core Portfolio, and the operating expenses shown are based on estimated expenses.

                                  SALES CHARGES
------------------------------------------------------------------------------
                                                           Maximum
                                                            Sales
                           Maximum Sales                   Load on
   Fund Names &               Load on       Maximum       Reinvested  Redemption
Classes of Shares            Purchases        CDSC        Dividends     Fees
------------------------------------------------------------------------------
Diversified Income Fund
       Class A                4.75%*         None(1)        None        None
       Class B                 None         4.00%(2)        None        None
       Class C                 None         1.00%(3)        None        None
Institutional Class            None          None           None        None


The Core Portfolio             None          None           None        None

                                                 OPERATING CHARGES
-----------------------------------------------------------------------------------------------------------------
                                       Distribution     Other     Total Annual        Fee
  Fund Names &           Management     and Service    Expenses   Fund Operating     Waivers            Net
Classes of Shares           Fees          (12b-1)        Fees      Expenses(4)     & Payments(5)     Expenses(5)
-----------------------------------------------------------------------------------------------------------------
Diversified Income Fund
  Class A                  0.55%          0.30%(6)      1.52%        2.37%           (1.37%)           1.00%
  Class B                  0.55%          1.00%         1.52%        3.07%           (1.32%)           1.75%
  Class C                  0.55%          1.00%         1.52%        3.07%           (1.32%)           1.75%
  Institutional
   Class                   0.55%           None         1.52%        2.07%           (1.32%)           0.75%


The Core Portfolio
                           0.43%           None         0.19%        0.62%           (0.05%)           0.57%

(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial adviser who is paid a commission, a contingent deferred sales charge (CDSC) will apply to certain redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the prospectuses if they are available.
(2) Until November 18, 2002, if you redeem Class B shares during the first two years after you buy them, you will pay a contingent deferred sales charge of 4%, which declines to 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter. After November 18, 2002, if you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 4%, which declines to 3% during the second year, 2.25% during the third year, 1.50% during the fourth and fifth years, 1% during the sixth year, and 0% thereafter.
(3) Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.
(4)      Other expenses are based on estimates for the current fiscal year.
(5) DMC has contracted to waive fees and pay expenses through December 31, 2002 in order to prevent the Diversified Income Fund's total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) from exceeding 1.00% of average daily net assets of Class A, 1.75% of average daily net assets of Class B and 1.75% of average daily net assets of Class C. DMC has contracted to waive fees and pay expenses through October 31, 2002 in order to prevent The Core Portfolio's total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.57% of average daily net assets.
(6) Class A shares are subject to a maximum 12b-1 fee of 0.30% of average daily net assets. However, the distributor has contracted to waive a portion of that 12b-1 fee through December 31, 2002 in order to prevent total 12b-1 plan expenses from exceeding 0.25% of average daily net assets.

         Examples:

         The following Examples are intended to help you compare the cost of investing in The Core Portfolio with the cost of investing in the Diversified Income Fund. The Examples assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. Each Example also assumes that your investment has a 5% return each year. These are examples only, and do not represent future expenses, which may be greater or less than those shown below.

------------------------------------------------------------------------------
                                  1 Year     3 Years     5 Years   10 Years(8)
------------------------------------------------------------------------------

Diversified Income Fund(7)
   Class A                         $572       $1,054      $1,562     $2,952
   Class B                          178          824       1,496      3,126
   Class B (if redeemed)            578        1,124       1,696      3,126
   Class C                          178          824       1,496      3,291
   Class C (if redeemed)            278          824       1,496      3,291
   Institutional Class               77          521         992      2,295

The Core Portfolio(7)
                                   $ 58       $  193      $  341     $  769

(7) The Funds' actual returns may be greater or less than the hypothetical 5% return used. Also, the examples assume that the Funds' total operating expenses remain unchanged in each of the periods shown. The examples for the Funds reflect net operating expenses after the expense limitation for the one-year period and the total operating expenses without the expense limitation for years two through 10. The examples for The Core Portfolio do not reflect the voluntary expense limitation.
(8) The Class B examples reflect the conversion of Class B shares to Class A shares at the end of the eighth year. Information on the ninth and tenth years reflects expenses for the Class A shares.

Where can I find more financial information about the Funds?

         The Core Portfolio Prospectus, as well as the Annual Report for The Core Portfolio, contains further financial information about that Fund. These documents are available upon request (see "Information About The Core Portfolio"). The Diversified Income Fund has not commenced operations prior to June 28, 2002.

What are other key features of the Funds?

         Transfer Agency, Accounting, Custody and Administrative Services. Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, acts as shareholder servicing, dividend disbursing and transfer agent for each Fund, and for other mutual funds in the Delaware Investments Family of Funds. DSC also provides accounting services to each Fund. Those services include performing all functions related to calculating each Fund's net asset value and providing all financial reporting services, regulatory compliance testing and other related accounting services. For its services, pursuant to the fund accounting agreement DSC is paid fees by each Fund according to fee schedules that are the same for each Fund in the Delaware Investments Family of Funds. These fees are charged to each Fund, including the Diversified Income Fund and The Core Portfolio, on a pro rata basis. The fees for shareholder servicing are determined differently for The Core Portfolio and the Diversified Income Fund. The Diversified Income Fund pays an annual dollar charge per account, currently $3.00 to $19.00 depending upon the type of account, as well as a per transaction charge depending upon the type of transaction. All of the Pooled Trust portfolios, including The Core Portfolio, are charged a per annum fee of 0.01% of average daily net assets per portfolio. Both The Core Portfolio and the Diversified Income Fund are billed and pay monthly. The actual level of the shareholder servicing fee payable by the Diversified Income Fund may be more or less than the amount paid by The Core Portfolio depending upon the eventual number of accounts, transactions per account and asset levels.

         The Chase Manhattan Bank is the custodian of the securities and other assets of the Funds. Its main office is located at Chase Metrotech Center, Brooklyn, New York 11245.

         Management and Administration Fees. DMC is the investment manager of both Funds. The management agreement for the Diversified Income Fund provides for reductions in fee rates as the assets of the Funds increase. The Diversified Income Fund pays a management fee 0.55% on the first $500 million of average daily net assets; 0.50% on the next $500 million; 0.45% on the next $1.5 billion; and 0.425% on the average daily net assets in excess of $2.5 billion. DMC, as investment manager to the Diversified Income Fund, has contracted through December 31, 2002 to limit the operating expenses for the Fund in order to prevent those expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees and extraordinary expenses) from exceeding 1.00% of average daily net assets of Class A, 1.75% of average daily net assets of Class A and 1.75% of average daily net assets of Class C.

         The management agreement for The Core Portfolio provides for a flat fee of 0.43% of average daily net assets. DMC, as investment manager to The Core Portfolio, elected voluntarily through October 31, 2002 to limit the operating expenses for The Core Portfolio in order to prevent those expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.57% of average daily net assets. The Core Portfolio's actual management fee rates for the past fiscal year is shown in the Fee Table included in the Summary section of this Proxy Statement.

         DMC has delegated its responsibilities for the day-to-day management of foreign assets in each Fund to DIAL, pursuant to a sub-advisory agreement. Under the sub-advisory agreements, DIAL is paid a sub-advisory fee based on the portion of a Fund's foreign assets in the portfolio.

         Distribution Services. Pursuant to underwriting agreements relating to each of the Funds, Delaware Distributors, L.P. (the "Distributor") serves as the national distributor for the Funds. The Distributor pays the expenses of the promotion and distribution of the Funds' shares, except for payments by the Diversified Income Fund on behalf of Class A Shares, Class B Shares and Class C under such classes' respective 12b-1 Plans. The Distributor is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. and an affiliate of DMC. Pursuant to a contractual arrangement with the Distributor, Lincoln Financial Distributors, Inc. is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisors and other financial intermediaries.

         Rule 12b-1 Plans. The Diversified Income Fund has adopted a separate distribution plan or "Rule 12b-1 Plan" for each of its Class A Shares, Class B Shares and Class C Shares (collectively, the "Rule 12b-1 Plans" and, each individually, a "Rule 12b-1 Plan"). The Rule 12b-1 Plans do not apply to Institutional Classes of Shares. Such shares are not included in calculating the Rule 12b-1 Plans' fee and the Rule 12b-1 Plans are not used to assist in the distribution or marketing of Shares of the Institutional Classes.

         Each Rule 12b-1 Plan permits the Fund to pay out of the assets of the Class A Shares, Class B Shares and Class C Shares monthly fees to the Distributor for its services and expenses in distributing and promoting shares of such classes. These expenses may include, among others, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into dealer's agreements with the Distributor. The Rule 12b-1 Plan expenses relating to Class B Shares and Class C Shares are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares. In addition, absent any appreciable fee waiver, the Fund may make payments out of the assets of the Class A Shares, Class B Shares and Class C Shares directly to other unaffiliated parties, such as banks, who either aid in the distribution of shares of, or provide services to, such Classes.

         The maximum aggregate fee payable by the Diversified Income Fund under its Rule 12b-1 Plans and that Fund's Distribution Agreement is, on an annual basis: up to 0.30% of average daily net assets of Class A Shares, and up to 1.00% (0.25% of which are service fees to be paid to the Distributor, dealers and others for providing personal services and/or maintaining shareholder accounts) of Class B Shares' and Class C Shares' average daily net assets for the year. The Board of Trustees may reduce these amounts at any time. All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid on behalf of Class A Shares, Class B Shares, and Class C Shares is borne by such persons without any reimbursement from such Classes. Subject to seeking best execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms that receive payments under the Rule 12b-1 Plans.

         Purchase, Exchange and Redemption Procedures. You may refer to the Prospectus of each Fund for the purchase, exchange, and redemption procedures applicable to the purchases, exchanges and redemptions of the Funds' shares. Set forth below is a brief description of the basic purchase, exchange, and redemption procedures applicable to the Funds.

         Shares of The Core Portfolio are offered directly to institutions and high net-worth individual investors. The minimum investment is $1,000,000 and there are no minimums for subsequent investments in a Portfolio where the minimum initial investment has been satisfied.

         Purchases of shares of the Diversified Income Fund may be made through authorized investment dealers or directly by contacting the Fund or the Distributor, although Institutional Class Shares of the Fund are available for purchase only by certain groups of investors. The minimum initial investment is $1,000 for Class A, B and C Shares of each Fund. Subsequent purchases must be at least $100. The initial and subsequent investment minimums for Class A Shares will be waived for purchases by officers, trustees and employees of any fund in the Delaware Investments Family of Funds, the Manager or the sub-adviser or any of their affiliates if the purchases are made pursuant to a payroll deduction account. Shares purchased pursuant to the Uniform Gifts to Minors Act and shares purchased in connection with an Automatic Investing Plan are subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25. Accounts opened under the Asset Planner services are subject to a minimum initial investment of $2,000 per Asset Planner strategy selected. There are no minimum purchase requirements for the Institutional Classes, but certain eligibility requirements must be satisfied.

         Each purchase of Class B Shares is subject to a maximum purchase limitation of $250,000. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. Purchase orders for more than the maximum amounts will be rejected, although an investor may exceed these limitations by making cumulative purchases over a period of time.

         Each Fund reserves the right to reject any order for the purchase of its shares if, in the opinion of management, such rejection is in such Fund's best interest. Each Fund also reserves the right, following shareholder notification, to charge a service fee on non-retirement accounts that, as a result of redemptions, have remained below the minimum stated account balance for a period of three or more consecutive months. Each Fund also reserves the right, upon written notice (90 days' notice for The Core Portfolio and 60 days' notice for the Diversified Income Fund), to redeem accounts involuntarily that remain under the minimum amount as a result of redemptions.

         Class A Shares are purchased at the offering price, which reflects a maximum front-end sales charge of 4.75% until November 18, 2002; however, lower front-end sales charges apply for larger purchases. Effective November 18, 2002, the maximum front-end sales charge will be lowered to 4.50%. Absent a fee waiver, Class A Shares are also subject to annual Rule 12b-1 Plan expenses for the life of the investment.

         Class B Shares are purchased at net asset value and until November 18, 2002 are subject to a CDSC of: (i) 4% if shares are redeemed within the first two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year of purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; (iv) 1% if shares are redeemed during the sixth year following purchase; and (v) 0% thereafter, although the CDSC may be waived under certain circumstances. Effective November 18, 2002, the CDSC schedule for Class B Share purchases will be: (i) 4% if shares are redeemed within the first year of purchase; (ii) 3% if shares are redeemed during the second year of purchase;
(iii) 2.25% if shares are redeemed during the third year following purchase;
(iv) 1.50% if shares are redeemed during the fourth or fifth years following purchase; (v) 1.00% if shares are redeemed during the sixth year following purchase; and (vi) 0% thereafter. Absent any fee waivers, Class B Shares are subject to annual 12b-1 Plan expenses for approximately eight years after purchase. Eight years after purchase, each Fund's Class B Shares are subject to automatic conversion to Class A Shares.

         Class C Shares are purchased at net asset value and are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase, although the CDSC may be waived under certain circumstances. Absent any fee waivers, Class C Shares are also subject to annual Rule 12b-1 Plan expenses for the life of the investment.

         Institutional Class shares are purchased at the net asset value per share without the imposition of a front end or contingent deferred sales charge, or Rule 12b-1 Plan expenses.

         Shares of any Fund will be redeemed at any time at the net asset value next determined on the business day when a redemption request is received. Requests for redemption of shares held in certificated form must be accompanied by the certificates. Any applicable contingent deferred sales charge will be deducted. Shares of a Fund may be exchanged for shares of the same class in another fund in the Delaware Investments Family of Funds without paying a front-end sales charge or a contingent deferred sales charge at the time of the exchange. The sale of shares of a Fund, either through redemption or exchange, is a taxable event and may result in a capital gain or loss to shareholders. Shareholders of The Core Portfolio will not be charged sales charges in connection with the Transaction and it is intended that the structure of the Transaction will not create a taxable event for shareholders.

         Dividends, Distributions and Taxes. The Funds normally declare and make payment of dividends from net investment income on an annual basis. The amount of these dividends will vary depending on changes in the Funds' net investment income. Payments from net realized securities profits (capital gains) of both Funds, if any, will be distributed annually. Each Fund automatically reinvests distributions in additional shares of that Fund unless you select a different option, such as to receive distributions in cash or to reinvest distributions in shares of another fund in the Delaware Investment Family of Funds.

         Distributions, whether received in cash or in additional shares, are generally subject to income tax. Distributions from a Fund's long-term capital gains are taxable as capital gains. Distributions from a Fund's short-term capital gains are generally taxable as ordinary income. Any capital gain may be taxable at different rates depending on the shareholder's holding period for the shares. Each Fund notifies its shareholders annually of the amount and nature of dividends and distributions received from the Fund in the prior year. For more information about the tax implications of investments in the Funds, see the current prospectus of The Core Portfolio under the heading "Dividends and Capital Gains Distributions" and "Taxes", as well as the Statement of Additional Information under the heading "Distributions, distributions and taxes ," and the current prospectus and Statement of Additional Information of the Diversified Income Fund under the heading "Dividends, Distributions and Taxes."

                           REASONS FOR THE TRANSACTION

         The Board of Trustees of the Trust, on behalf of The Core Portfolio, has recommended the Transaction. There has been relatively slow growth in assets for The Core Portfolio as it currently has only one shareholder. As described more fully below, DMC and the Board believe excellent opportunities for sales exist in the retail market for a fund such as The Core Portfolio. Accordingly, the Transaction has been approved to take advantage of the retail marketing opportunities that exist for a fund focusing its investment strategy within the multi-sector bond category.

         The Transaction is in response to the popularity of multi-sector bond funds. Multi-sector bond funds can serve as an essential part of an investor's asset allocation plan. Investment professionals generally recommend building a portfolio of stocks and bonds to help achieve an investor's long-term goals. A multi-sector bond fund that invests in the investment grade sector, the high yield sector and the international bond sector can be the foundation to an investor's bond holdings. A multi-sector bond fund investing in these types of securities can offer retail investors an attractive risk/reward profile.


         Shareholders of the Funds potentially could be advantaged by the growth in assets realized by combining the Funds because a larger fund can realize cost savings due to economies of scale.

         The Plan was presented to the Trust's Board of Trustees at a meeting of the Board. At the meeting, the Board questioned management about the potential benefits and costs to shareholders of The Core Portfolio. In deciding whether to recommend approval of the Transaction to shareholders, the Board of Trustees considered, among other things: the expense ratios of the Diversified Income Fund and The Core Portfolio; the investment performance of The Core Portfolio; the compatibility of the investment objectives, policies, restrictions and investments of The Core Portfolio with those of the Diversified Income Fund; the tax consequences of the Transaction; and the significant experience of DIAL and DMC. During the course of its deliberations, the Board of Trustees also considered that the expenses of the Transaction will be shared one-quarter by the Diversified Income Fund, one-quarter by The Core Portfolio, one-quarter by DMC, and one-quarter by DIAL.

         The Board of Trustees of the Trust and the Surviving Trust concluded that the Transaction is in the best interests of the shareholders and that no dilution of value would result to the shareholders from the Transaction. The Board of the Trust then decided to approve the Plan and to recommend that shareholders of The Core Portfolio approve the Transaction. As required by law, the Trustees approving the Plan included a majority of the Trustees who are not interested persons of The Core Portfolio.

     For the reasons discussed above, the Board of Trustees of the Trust, on behalf of The Core Portfolio, recommends that you vote FOR the Plan.

         If the shareholders of The Core Portfolio do not approve the Plan, the Board of Trustees may consider other possible courses of action for The Core Portfolio, including liquidation and dissolution.

                        INFORMATION ABOUT THE TRANSACTION

         This is only a summary of the Plan. You should read the actual Plan. It is attached as Exhibit A and incorporated herein by reference thereto.

How will the Transaction be carried out?

         If the shareholders of The Core Portfolio approve the Plan, the Transaction will take place after various conditions are satisfied by the Trust, on behalf of The Core Portfolio, and by the Surviving Trust, on behalf of the Diversified Income Fund, including the delivery of certain documents. The Trust and the Surviving Trust will agree on the Closing Date. If the shareholders of The Core Portfolio do not approve the Plan, the Transaction will not take place.

         If the shareholders of The Core Portfolio approve the Plan, the Trust will deliver to the Diversified Income Fund all of the assets of The Core Portfolio, subject to its liabilities, on the Closing Date. In exchange, the Trust, on behalf of The Core Portfolio, will receive Diversified Income Fund Shares to be distributed pro rata by The Core Portfolio to its shareholders in complete liquidation and dissolution of The Core Portfolio. The value of the assets to be delivered to the Diversified Income Fund shall be the value of such net assets computed as of the close of business of the New York Stock Exchange, Inc. ("NYSE") (normally 4:00 p.m. Eastern time) on the last business day prior to the Closing Date.

         The stock transfer books of The Core Portfolio will be permanently closed as of the close of business of the NYSE on the day before the Closing Date. The Core Portfolio will accept requests for redemption only if received in proper form before that time. Requests received after that time will be considered requests to redeem shares of the Diversified Income Fund.

         To the extent permitted by law, the Trust and the Surviving Trust may agree to amend the Plan without shareholder approval. They may also agree to terminate and abandon the Transaction at any time before or, to the extent permitted by law, after the approval of shareholders of The Core Portfolio.

Who will pay the expenses of the Transaction?

         The expenses resulting from the Transaction will be shared by the following parties in the percentages indicated: 25% by The Core Portfolio, 25% by the Diversified Income Fund, 25% by DMC, and 25% by DIAL.

What are the tax consequences of the Transaction?

         The Transaction is intended to qualify as a tax-free reorganization for federal income tax purposes. Based on certain assumptions made and representations to be received from the Trust, on behalf of The Core Portfolio, and for the Surviving Trust, on behalf of the Diversified Income Fund, it is expected that Stradley, Ronon, Stevens & Young, LLP, will provide a legal opinion that the Transaction qualifies as a reorganization under the Internal Revenue Code and will not give rise to the recognition of income, gain or loss for federal income tax purposes to The Core Portfolio, the Diversified Income Fund or the shareholders of The Core Portfolio or the Diversified Income Fund.

         You should consult your tax advisor regarding the effect, if any, of the Transaction in light of your individual circumstances. You should also consult your tax adviser about the state and local tax consequences, if any, of the Transaction because this discussion relates only to the federal income tax consequences.

What should I know about the Diversified Income Fund Shares?

         If the Transaction is approved, full and fractional Diversified Income Fund Shares will be distributed to shareholders of The Core Portfolio in accordance with the procedures described above. When issued, each share will be duly and validly issued and fully paid and nonassessable, fully transferable and will have full voting rights. The Diversified Income Fund Shares will be recorded electronically in each shareholder's account. The Diversified Income Fund will then send a confirmation to each shareholder. As described in its prospectus, the Diversified Income Fund does not issue share certificates except for Class A Shares and Institutional Class Shares and then only when requested. As of the Closing Date, any certificates representing shares of The Core Portfolio will be cancelled.

         All shares have noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board of Trustees. If this happens, holders of the remaining shares voting will not be able to elect any trustees.

         Like The Core Portfolio, the Diversified Income Fund does not routinely hold annual meetings of shareholders. The Diversified Income Fund may hold special meetings for matters requiring shareholder approval. A meeting of that Fund's shareholders may also be called at any time by the Board of Trustees or by the chairperson of the Board or by the president.

What are the capitalizations of the Funds and what might the capitalization be after the Transaction?

         The Diversified Income Fund has not commenced operations prior to June 28, 2002. The following table sets forth, as of September 30, 2002, the capitalization of The Core Portfolio, and the estimated capitalization of the Diversified Income Fund as adjusted to give effect to the proposed Transaction. Because the Diversified Income Fund may be offered to the public after June 28, 2002, the capitalization of the Diversified Income Fund may be different when the Transaction is consummated. Currently only a single seed share of each class of shares of the Diversified Income Fund has been issued.

------------------------------------ ----------------------------- ----------------------------
                                                                   Diversified Income
                                     The Core Portfolio            Fund after
                                     (September 30, 2002)          Transaction
------------------------------------ ----------------------------- ----------------------------
Net Assets                                $4,409,188                  $4,409,197
------------------------------------ ----------------------------- ----------------------------
Total Shares Outstanding                     490,322                     490,323
------------------------------------ ----------------------------- ----------------------------

                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

         This section describes the key investment policies of the Funds. For a complete description of the Diversified Income Fund's investment policies and risks, you should read the Diversified Income Fund Prospectus, which is attached to this Proxy Statement as Exhibit B.

Are there any significant differences between the investment objectives and policies of the Funds?

         Investment Objectives. The Core Portfolio and the Diversified Income Fund have identical investment objectives. Each Fund seeks maximum long-term total return, consistent with reasonable risk The investment objective for each Fund is non-fundamental.

         Policies or restrictions that are deemed fundamental may not be changed without the approval of the lesser of (i) a majority of the outstanding shares of the Fund, or (ii) 67% or more of the shares represented at a meeting of shareholders at which the holders of more than 50% of the outstanding shares are represented ("Majority Vote"). Policies or investment restrictions of a Fund that are non-fundamental may be changed by the Board of Trustees without shareholder approval. Prior to changing a Fund's objective, however, the Board of Trustees would notify each shareholder before the change becomes effective.

         Investment Strategy. Each Fund pursues it methods in exactly the same manner. DMC analyzes economic and market conditions, seeking to identify the securities or market sectors that it thinks are best investments for each Fund. Following are descriptions of how the portfolio managers pursue the Funds' investment goal.

The Funds allocate investments principally among the U.S. Investment Grade, U.S. High-Yield and International sectors. The relative proportion of assets to be allocated among these sectors is described below.

o U.S. Investment Grade Sector Under normal circumstances, between 50% and 90% of the Fund's total assets will be invested in the U.S. investment grade sector. In managing the Fund's assets allocated to the investment grade sector, we will invest principally in debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and by U.S. corporations. The corporate debt obligations in which the Fund may invest include bonds, notes, debentures and commercial paper of U.S. companies. The U.S. Government securities in which the Fund may invest include a variety of securities which are issued or guaranteed as to the payment of principal and interest by the U.S. Government, and by various agencies or instrumentalities which have been established or sponsored by the U.S. Government.

     The investment grade sector of the Fund's assets may also be invested in mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by government sponsored corporations. Other mortgage-backed securities in which the Fund may invest are issued by certain private, non-government entities. Subject to the quality limitations, the Fund may also invest in securities which are backed by assets such as receivables on home equity and credit card loans, automobile, mobile home, recreational vehicle and other loans, wholesale dealer floor plans and leases.

     Securities purchased by the Fund within this sector will be rated in one of the four highest rating categories or will be unrated securities that we determine are of comparable quality.

o U.S. High-Yield Sector Under normal circumstances, between 5% and 30% of the Fund's total assets will be allocated to the U.S. High-Yield Sector. We will invest the Fund's assets that are allocated to the domestic high-yield sector primarily in those securities having a liberal and consistent yield and those tending to reduce the risk of market fluctuations. The Fund may invest in domestic corporate debt obligations, including, notes, which may be convertible or non-convertible, commercial paper, units consisting of bonds with stock or warrants to buy stock attached, debentures, convertible debentures, zero coupon bonds and pay-in-kind securities ("PIKs").

     The Fund will invest in both rated and unrated bonds. The rated bonds that the Fund may purchase in this sector will generally be rated BB or lower by S&P or Fitch, Ba or lower by Moody's, or similarly rated by another nationally recognized statistical rating organization. Unrated bonds may be more speculative in nature than rated bonds.

o International Sector Under normal circumstances, between 5% and 20% of the Fund's total assets will be invested in the International Sector. The International Sector invests primarily in fixed-income securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in foreign countries. These fixed-income securities include foreign government securities, debt obligations of foreign companies, and securities issued by supranational entities. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others, the International Bank for Reconstruction and Development (more commonly known as the World Bank), the European Economic Community, the European Investment Bank, the Inter-Development Bank and the Asian Development Bank.

         Each Fund may invest in securities issued in any currency and may hold foreign currencies. Securities of issuers within a given country may be denominated in the currency of another country or in multinational currency units, such as the Euro. The Funds may, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of Fund transactions and to minimize currency value fluctuations. Currency considerations carry a special risk for a portfolio that allocates a significant portion of its assets to foreign securities.

         The Funds will invest in both rated and unrated foreign securities. They may purchase securities of issuers in any foreign country, developed and underdeveloped. These investments may include direct obligations of issuers located in emerging markets countries and so-called Brady Bonds. However, investments in emerging markets, Brady Bonds and in foreign securities that are rated below investment grade (e.g. lower than BBB by S&P), or if unrated, judged to be of comparable quality, will, in the aggregate, be limited to no more than 5% of the Fund's total assets. In addition, the Funds may invest in sponsored and unsponsored American Depositary Receipts, European Depositary Receipts, or Global Depositary Receipts. The Funds may also invest in zero coupon bonds and may purchase shares of other investment companies.

         Additional Investments and Strategies. Both Funds may also invest in other types of securities and use other strategies.

         The Funds may lend up to 25% of assets to qualified brokers, dealers and institutional investors for their use in securities transactions. These transactions, if any, may generate additional income for a Fund. The Funds may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, a Fund may be unable to meet its investment objective. The Funds may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Funds will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily. Both Funds anticipate an annual portfolio turnover that may be greater than 100%. A turnover rate of 100% would occur if a Fund bought and sold all of the securities in its portfolio once in the course of a year. High turnover can result in increased transaction costs and tax liability for investors.

         For temporary defensive purposes, up to 100% of a Fund's assets may be invested in money market instruments when the manager determines that market conditions warrant. A portion of the Fund's assets may also be held in cash for liquidity purposes. To such extent, a Fund may be unable to achieve its investment objective.

How do the investment restrictions of the Funds differ?

         Both Funds have adopted identical fundamental investment restrictions, which may not be changed without the approval of a Majority Vote of shareholders.

What are the risks factors associated with investments in the Funds?

         Market Risk is the risk that all or a majority of the securities in a certain market-like the stock or bond market-will decline in value because of factors such as economic conditions, future expectations or investor confidence. Index swaps are subject to the same market risks as the investment market or sector that the index represents. Depending on the actual movements of the index and how well the portfolio manager forecasts those movements, a fund could experience a higher or lower return than anticipated. Each Fund maintains a long-term approach and focus on securities that DMC believes can continue to provide returns over an extended period of time regardless of these interim market fluctuations. In evaluating the use of an index swap for a Fund, DMC carefully consider how market changes could affect the swap and how that compares to investing directly in the market the swap is intended to represent. When selecting dealers with whom to make interest rate or index swap agreements for the Fund, DMC focuses on those dealers with high quality ratings and do careful credit analysis before engaging in the transaction.

         Interest Rate Risk is the risk that securities, particularly bonds with longer maturities, will decrease in value if interest rates rise and increase in value if interest rates fall. Investments in equity securities issued by small and medium sized companies, which often borrow money to finance operations, may also be adversely affected by rising interest rates. A Fund's assets invested in any one industry and in any individual security are limited. A Fund is subject to various interest rate risks depending upon its investment objectives and policies. Neither Fund tries to increase returns on its investments in debt securities by predicting and aggressively capitalizing on interest rate movements. Swaps may be particularly sensitive to interest rate changes. Depending on the actual movements of interest rates and how well the portfolio manager anticipates them, a portfolio could experience a higher or lower return than anticipated. For example, if a portfolio holds interest rate swaps and is required to make payments based on variable interest rates, it will have to make increased payments if interest rates rise, which will not necessarily be offset by the fixed-rate payments it is entitled to receive under the swap agreement. A Fund, by investing in swaps, is subject to additional interest rate risk. Neither Fund will invest in interest rate or index swaps with maturities of more than two years.

         Credit risk is the possibility that a bond's issuer (or an entity that insures the bond) will not be able to make timely payments of interest and principal. Investing in so-called "junk" or "high-yield" bonds entails the risk of principal loss, which may be greater than the risk involved in investment grade bonds. High-yield bonds are sometimes issued by companies whose earnings at the time the bond is issued are less than the projected debt payments on the bonds. Some analysts believe a protracted economic downturn would severely disrupt the market for high-yield bonds, adversely affect the value of outstanding bonds and adversely affect the ability of high-yield issuers to repay principal and interest. DMC's careful, credit-oriented bond selection and commitment to hold a diversified selection of high-yield bonds are designed to manage this risk. It is likely that protracted periods of economic uncertainty would cause increased volatility in the market prices of high-yield bonds, an increase in the number of high-yield bond defaults and corresponding volatility in a Fund's net asset value. Holdings of high quality investment grade bonds are less subject to credit risk and may help to balance any credit problems experienced by individual high-yield bond issuers or foreign issuers. When selecting dealers with whom to make interest rate or index swap agreements, DMC focuses on those with high quality ratings and do careful credit analysis before investing.

         Foreign Risk is the risk that foreign securities may be adversely affected by political instability, changes in currency exchange rates, foreign economic conditions or inadequate regulatory and accounting standards. In addition, there is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations, foreign exchange controls, which may include suspension of the ability to transfer currency from a given country, and default in foreign government securities. As a result of these factors, foreign securities markets may be less liquid and more volatile than U.S. markets and the Funds may experience difficulties and delays in converting foreign currencies back into U.S. dollars. Such events may cause the value of certain foreign securities to fluctuate widely and may make it difficult to accurately value foreign securities. Several European countries began participating in the European Economic and Monetary Union, which has established a common currency for participating countries. This currency is commonly known as the "Euro." The long-term consequences of the Euro conversion for foreign exchange rates, interest rates and the value of European securities in which the Funds may invest are unclear. The consequences may adversely affect the value and/or increase the volatility of securities held by the Funds. Each Fund may invest up to 20% of its total assets in foreign securities. DMC attempts to reduce the risks presented by such investments by conducting world-wide fundamental research with an emphasis on company visits. In addition, DMC monitors current economic and market conditions and trends, the political and regulatory environment and the value of currencies in different countries in an effort to identify the most attractive countries and securities. Additionally, when currencies appear significantly overvalued compared to average real exchange rates, a Fund may hedge exposure to those currencies for defensive purposes.

         Currency Risk is the risk that the value of an investment may be negatively affected by changes in foreign currency exchange rates. Adverse changes in exchange rates may reduce or eliminate any gains produced by investments that are denominated in foreign currencies and may increase losses. A Fund may be affected by changes in currency rates and exchange control regulations and may incur costs in connection with conversions between currencies. To hedge this currency risk associated with investments in non-U.S. dollar denominated securities, the Fund may invest in forward foreign currency contracts. These activities pose special risks which do not typically arise in connection with investments in U.S. securities. In addition, the Fund may engage in foreign currency options and futures transactions

         Emerging Markets Risk is the possibility that the risks associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, in many emerging markets, there is substantially less publicly available information about issuers and the information that is available tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets which are subject to less government regulation or supervision may also be smaller, less liquid and subject to greater price volatility. Each Fund may invest a portion of its assets in securities of issuers located in emerging markets. A Fund cannot eliminate these risks but will attempt to reduce these risks through portfolio diversification, credit analysis, and attention to trends in the economy, industries and financial markets and other relevant factors.

         Lower Rated Fixed-Income Securities (high-yield, high-risk securities), while generally having higher yields, are subject to reduced creditworthiness of issuers, increased risks of default and a more limited and less liquid secondary market than higher rated securities. These securities are subject to greater price volatility and risk of loss of income and principal than are higher rated securities. Lower rated and unrated fixed-income securities tend to reflect short-term corporate and market developments to a greater extent than higher rated fixed-income securities, which react primarily to fluctuations in the general level of interest rates. Fixed-income securities of this type are considered to be of poor standing and primarily speculative. Such securities are subject to a substantial degree of credit risk. Each Fund may invest up to 30% of its assets in high-risk, high-yield fixed-income securities of foreign governments including, with specified limitations, Brady Bonds. Each Fund will attempt to reduce these risks through portfolio diversification, credit analysis, attention to trends in the economy, industries and financial markets, and complying with the limits on the exposure to this asset class.

         Liquidity Risk is the possibility that securities cannot be readily sold within seven days at approximately the price that the Fund values them. The high-yield secondary market is particularly susceptible to liquidity problems when the institutions, such as mutual funds and certain financial institutions that dominate it temporarily stop buying bonds for regulatory, financial or other reasons. DMC limits the Fund's exposure to illiquid securities. Swap agreements entered into by a Fund will be treated as illiquid securities. However, most swap dealers will be willing to repurchase interest rate swaps.

         Futures Contracts, Options on Futures Contracts, Forward Contracts, and Certain Options used as investments for hedging and other non-speculative purposes involve certain risks. For example, a lack of correlation between price changes of an option or futures contract and the assets being hedged could render a fund's hedging strategy unsuccessful and could result in losses. The same results could occur if movements of foreign currencies do not correlate as expected by the investment advisor at a time when a fund is using a hedging instrument denominated in one foreign currency to protect the value of a security denominated in a second foreign currency against changes caused by fluctuations in the exchange rate for the dollar and the second currency. If the direction of securities prices, interest rates or foreign currency prices is incorrectly predicted, the fund will be in a worse position than if such transactions had not been entered into. In addition, since there can be no assurance that a liquid secondary market will exist for any contract purchased or sold, a fund may be required to maintain a position (and in the case of written options may be required to continue to hold the securities used as cover) until exercise or expiration, which could result in losses. Further, options and futures contracts on foreign currencies, and forward contracts, entail particular risks related to conditions affecting the underlying currency. Over-the-counter transactions in options and forward contracts also involve risks arising from the lack of an organized exchange trading environment. A Fund may use certain options strategies or may use futures contracts and options on futures contracts. A Fund will not enter into futures contracts and options thereon to the extent that more than 5% of its assets are required as futures contract margin deposits and premiums on options and only to the extent that obligations under such futures contracts and options thereon would not exceed 20% of the Fund's total assets.

         Zero Coupon and Pay-In-Kind Bonds are generally considered to be more interest sensitive than income-bearing bonds, to be more speculative than interest-bearing bonds, and to have certain tax consequences which could, under certain circumstances be adverse to a Fund. For example, a Fund accrues, and is required to distribute to shareholders, income on its zero coupon bonds. However, the Fund may not receive the cash associated with this income until the bonds are sold or mature. If the Fund does not have sufficient cash to make the required distribution of accrued income, the Fund could be required to sell other securities in its portfolio or to borrow to generate the cash required. The Funds may invest in zero coupon and pay-in-kind bonds to the extent consistent with it's investment objective. DMC cannot eliminate the risks of zero coupon bonds, but does try to address them by monitoring economic conditions, especially interest rate trends and their potential impact on the Funds.

         Portfolio Turnover rates reflect the amount of securities that are replaced from the beginning of the year to the end of the year by a Fund. The higher the amount of portfolio activity, the higher the brokerage costs and other transaction costs of a Fund are likely to be. The amount of portfolio activity will also affect the amount of taxes payable by Funds' shareholders that are subject to federal income tax, as well as the character (ordinary income vs. capital gains) of such tax obligations

         Prepayment Risk is the risk that homeowners will prepay mortgages during periods of low interest rates, forcing an investor to reinvest money at interest rates that might be lower than those on the prepaid mortgage. Each Fund may invest in Mortgage-Backed Securities, Collateralized Mortgage Obligations
(CMOs) and Real Estate Mortgage Investment Conduits (REMICs). The Funds take into consideration the likelihood of prepayment when mortgages are selected. Each Fund may look for mortgage securities that have characteristics that make them less likely to be prepaid, such as low outstanding loan balances or below-market interest rates.

         Transaction Costs Risk is the risk that the cost of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Each Fund is subject to transaction costs risk to the extent that its respective objective and policies permit it to invest, and it actually does invest, in foreign securities. DMC strives to monitor transaction costs and to choose an efficient trading strategy for the Funds.

         Foreign government securities risks involve the ability of a foreign government or government-related issuer to make timely principal and interest payments on its external debt obligations. This ability to make payments will be strongly influenced by the issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. Each Fund attempts to reduce the risks associated with investing in foreign governments by limiting the portion of portfolio assets that may be invested in such securities.

         Valuation risk: A less liquid secondary market as described above makes it more difficult to obtain precise valuations of the high-yield securities in its portfolio. During periods of reduced liquidity, judgment plays a greater role in valuing high-yield securities. DMC strives to manage this risk by carefully evaluating individual bonds and by limiting the amount of the portfolio that can be allocated to privately placed high-yield securities.

         Legislative and regulatory risk: The United States Congress has from time to time taken or considered legislative actions that could adversely affect the high-yield bond market. For example, Congressional legislation has, with some exceptions, generally prohibited federally insured savings and loan institutions from investing in high-yield securities. Regulatory actions have also affected the high-yield market. Similar actions in the future could reduce liquidity for high-yield securities, reduce the number of new high-yield securities being issued and could make it more difficult for a fund to attain its investment objective. DMC monitors the status of regulatory and legislative proposals to evaluate any possible effects they might have on a Fund's portfolio.

Proposal 2: Approval of Investment Management Agreement for the Diversified Income Fund

         Shareholders of The Core Portfolio are being asked to approve the Investment Management Agreement with Delaware Management Company (previously defined as "DMC") that is currently in place for the Delaware Diversified Income Fund. A copy of the Agreement is attached as Exhibit B to this Proxy Statement.

         DMC serves as the investment manager of each Fund, and the Investment Management Agreement for each Fund is identical with the exception of the level of management fee and the effectiveness and termination dates. The management agreement for the Diversified Income Fund provides for reductions in fee rates as the assets of the Funds increase. The Diversified Income Fund pays a management fee 0.55% on the first $500 million of average daily net assets; 0.50% on the next $500 million; 0.45% on the next $1.5 billion; and 0.425% on the average daily net assets in excess of $2.5 billion. DMC, as investment manager to the Diversified Income Fund, has contracted through December 31, 2002 to limit the operating expenses for the Fund in order to prevent those expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees and extraordinary expenses) from exceeding 1.00% of average daily net assets of Class A, 1.75% of average daily net assets of Class A and 1.75% of average daily net assets of Class C.

         The management agreement for The Core Portfolio provides for a flat fee of 0.43% of average daily net assets. DMC, as investment manager to The Core Portfolio, elected voluntarily through October 31, 2002 to limit the operating expenses for The Core Portfolio in order to prevent those expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.57% of average daily net assets.

         The Board of Trustees of the Surviving Trust and the initial shareholder of the Diversified Income Fund have approved the Investment Management Agreement for that Fund. Shareholders of The Core Portfolio are being asked to approve the Diversified Income Fund's Investment Management Agreement because they would become shareholders of the Diversified Income Fund and therefore become subject to the Agreement and its schedule of investment management fees if the Transaction described in Proposal 1 is approved. Since the investment management fee differs from that of The Core Portfolio, management of the Funds has determined that a separate approval of the Agreement by shareholders of The Core Portfolio would be appropriate in view of the proposed Transaction.

         Under the current Investment Management Agreement for each Fund, the portfolio management team from DMC regularly decides which securities or instruments to buy or sell for the Fund and the investment manager directly or indirectly arranges for the placement and execution of orders for the purchase or sale of such securities and instruments. DMC is also responsible for each Fund's regulatory compliance and general administrative operations and provides regular reports to the Boards of Trustees. The management fees paid by a Fund, in part, are used by its investment manager to pay for the personnel, equipment, office space and facilities that are needed to manage the assets of the Fund and to administer its affairs.

         The level of management fee in the Investment Management Agreement for the Diversified Income Fund is consistent with the fee levels established for other retail fixed income funds in the Delaware Investments family, and reflects the dynamics and complexity of managing the assets of such funds. In addition, the Agreement reflects a standardized schedule of fee breakpoints, so that management fees will be reduced if the Fund's assets grow to certain levels, in order to allow the Fund to benefit from economies of scale. In order to demonstrate the difference in the management fee level compared to The Core Portfolio, the charts of Operating Charges and Expense Examples in the Summary section of this Proxy Statement compare the management fee rates for each Fund and reflect the actual expense levels for The Core Portfolio with the projected expense levels for the Diversified Income Fund.

         The management fees payable to DMC by The Core Portfolio during the last fiscal year are shown in the chart below, along with the amount of management fees that would have been payable if the management fees of the Diversified Income Fund were in place during the same year. In each case, the amount of management fees that would have been paid after the fee waiver in place for each Fund is also shown.

------------------------------------- ----------------------------------- -----------------------------------
                                                                                   Management Fees
              Fee Rate                          Management Fees                   (after fee waiver)
------------------------------------- ----------------------------------- -----------------------------------
The Core Portfolio                                  0.43%                               0.38%
------------------------------------- ----------------------------------- -----------------------------------
Diversified Income Fund                             0.55%                               0.00%
------------------------------------- ----------------------------------- -----------------------------------

         DMC serves as investment manager for most of the Delaware Investments Funds and serves as sub-adviser to others. DMC is registered as an investment adviser under the Investment Advisers Act of 1940, as amended and, together with its predecessors, has been managing funds within the Delaware Investments family since 1938. DMC is located at One Commerce Square, Philadelphia, Pennsylvania 19103.

         On June 30, 2002, the Manager and its affiliates were supervising in the aggregate more than $85 billion in assets in the various insurance approximately $37,013,384,000, institutional or separately managed approximately $26,443,938,000 and investment company approximately $21,847,863,000 accounts. DMC is a series of Delaware Management Business Trust, which is an indirect, wholly-owned subsidiary of Lincoln National Corporation, also known as Lincoln Financial Group. Lincoln National Corporation, with headquarters in Philadelphia, Pennsylvania, is a diversified organization involved in many aspects of the financial services industry, including insurance and investment management. The Trustees who operate the business and their principal occupations (which are positions with DMC) are as follows:

------------------------------------------------- --------------------------------------------------------------------------------
                                                  Positions and Offices with Delaware Management Company and its affiliates and
                                                  ------------------------------------------------------------------------------
Name and Principal Business Address*              other Positions and Offices Held
------------------------------------              --------------------------------
------------------------------------------------- --------------------------------------------------------------------------------
Charles E. Haldeman, Jr.(1)                       Chief Executive Officer of Delaware Management Company, Vantage Investment
                                                  Advisers (each a series of Delaware Management Business Trust) and Delaware
                                                  General Management, Inc.

                                                  Chairman and Director of Delaware International Advisers Ltd.

                                                  Chairman of each fund in the Delaware Investments Family of Funds

                                                  Chief Executive Officer and Director/Trustee of DMH Corp., Delaware Management
                                                  Company, Inc., Delaware International Holdings Ltd., Delaware Management
                                                  Business Trust, Delaware Investments U.S., Inc. and DIAL Holding Company, Inc.

                                                  President/Chief Executive Officer and Director/Trustee of Delaware Management
                                                  Holdings, Inc. and Lincoln National Investment Companies, Inc.

                                                  President/Chief Executive Officer of Delaware Lincoln Cash Management and
                                                  Delaware Lincoln Investment Advisers (each a series of Delaware Management
                                                  Business Trust)

                                                  Director of Delaware Service Company, Inc., Delaware Capital Management Inc.,
                                                  Retirement Financial Services, Inc., Delaware Distributors, Inc. and LNC
                                                  Administrative Services Corporation
------------------------------------------------- --------------------------------------------------------------------------------

------------------------------------------------- --------------------------------------------------------------------------------
                                                  Positions and Offices with Delaware Management Company and its affiliates and
                                                  ------------------------------------------------------------------------------
Name and Principal Business Address*              other Positions and Offices Held
------------------------------------              --------------------------------
------------------------------------------------- --------------------------------------------------------------------------------
David K. Downes                                   President of Delaware Management Company (a series of Delaware Management
                                                  Business Trust)

                                                  Chairman/President/Chief Executive Officer and Director/Trustee of Delaware
                                                  Services Company, Inc., Retirement Financial Services, Inc. and LNC
                                                  Administrative Services Corporation

                                                  Chairman/Chief Executive Officer and Director/Trustee of Delaware Management
                                                  Trust Company

                                                  President/Chief Executive Officer/Chief Financial Officer of each fund in the
                                                  Delaware Investments Family of Funds

                                                  President/Chief Executive Officer and Director/Trustee of Delaware Capital
                                                  Management, Inc.

                                                  President/Chief Operating Officer/Chief Financial Officer and Director/Trustee
                                                  of Delaware International Holdings Ltd.

                                                  President/Chief Operating Officer and Director/Trustee of Delaware General
                                                  Management, Inc.

                                                  President and Director of Delaware Management Company, Inc.

                                                  Executive Vice President/Chief Operating Officer/Chief Financial Officer and
                                                  Director/Trustee of DMH Corp., Delaware Distributors, Inc., Delaware
                                                  Management Business Trust, DIAL Holding Company, Inc., Delaware Investments
                                                  U.S., Inc., Lincoln National Investment Companies, Inc. and Founders Holdings,
                                                  Inc.

                                                  Executive Vice President/Chief Operating Officer/Chief Financial Officer of
                                                  Delaware Investment Advisers, Delaware Lincoln Investment Advisers, Vantage
                                                  Investment Advisers, Delaware Lincoln Cash Management (each a series of
                                                  Delaware Management Business Trust), Delaware Management Holdings, Inc.,
                                                  Delaware Distributors, L.P. and Founders CBO Corporation

                                                  Executive Vice President/Chief Operating Officer of Delaware Lincoln Cash
                                                  Management (a series of Delaware Management Business Trust)

                                                  Director of Delaware International Advisers Ltd.

                                                  President and Director of Lincoln National Income Fund, Inc. and Lincoln
                                                  National Convertible Securities Fund, Inc.
------------------------------------------------- --------------------------------------------------------------------------------

------------------------------------------------- --------------------------------------------------------------------------------
                                                  Positions and Offices with Delaware Management Company and its affiliates and
                                                  ------------------------------------------------------------------------------
Name and Principal Business Address*              other Positions and Offices Held
------------------------------------              --------------------------------
------------------------------------------------- --------------------------------------------------------------------------------
Richard J. Flannery                               Executive Vice President/General Counsel/Chief Administrative Officer of
                                                  Delaware Management Company, Delaware Investment Advisers, Delaware Lincoln
                                                  Cash Management, Delaware Lincoln Investment Advisers, Vantage Investment
                                                  Advisers (each a series of Delaware Management Business Trust), Delaware
                                                  Management Holdings, Inc., Lincoln National Investment Companies, Inc.,
                                                  Founders CBO Corporation and each fund in the Delaware Investments Family of
                                                  Funds

                                                  President/Chief Executive Officer and Director of Delaware Distributors, Inc.

                                                  President/Chief Executive Officer of Delaware Distributors, L.P.

                                                  Executive Vice President/General Counsel/Chief Administrative Officer and
                                                  Director/Trustee of DMH Corp., Delaware Management Company, Inc., Delaware
                                                  Service Company, Inc., Delaware Capital Management, Inc., Retirement Financial
                                                  Services, Inc., Delaware Management Trust Company, Delaware General
                                                  Management, Inc., Delaware Management Business Trust, Delaware Investments
                                                  U.S., Inc., DIAL Holding Company, Inc. and LNC Administrative Services
                                                  Corporation

                                                  Executive Vice President/General Counsel and Director of Delaware
                                                  International Holdings Ltd. and Founders Holdings, Inc.

                                                  Director of Delaware International Advisers Ltd. and HYPPCO Finance Company
                                                  Ltd.

                                                  Limited Partner of Stonewall Links, L.P. since 1991, Bulltown Rd., Elverson,
                                                  PA; Director and Member of Executive Committee; Membership Officer of
                                                  Stonewall Links, Inc. since 1991, Bulltown Rd., Elverson, PA
------------------------------------------------- --------------------------------------------------------------------------------
John B. Fields                                    Senior Vice President/Senior Portfolio Manager of Delaware Management Company,
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust) and each fund in the Delaware Investments Family of Funds

                                                  Trustee of Delaware Management Business Trust
------------------------------------------------- --------------------------------------------------------------------------------
Jude T. Driscoll(2)                               Executive Vice President and Head of Fixed-Income - Delaware Investment
                                                  Advisers, a series of Delaware Management Business Trust
------------------------------------------------- --------------------------------------------------------------------------------

*Business Address is 2005 Market Street, Philadelphia, PA 19103.

(1) Mr. Haldeman was considered to be an "Interested Trustee" because he was an executive officer of the Fund's manager, accounting service provider and transfer agent. Effective October 2002, Mr. Haldeman has resigned his positions with the Fund and Delaware Investments. Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.

(2) Effective October 2002, Mr. Driscoll began serving as executive officer of the Fund's manager, accounting service provider and transfer agent.

         The Investment Management Agreement for the Diversified Income Fund has an initial term of two years and may be further renewed only so long as such renewals and continuance are specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, and only if the terms and renewal thereof have been approved by the vote of a majority of the trustees who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable without penalty on 60 days' notice by the trustees or by DMC. The Agreement will terminate automatically in the event of its assignment.

         Under the Agreement, best efforts are used to obtain the best available price and most favorable execution for portfolio transactions. Orders may be placed with brokers or dealers who provide brokerage and research services to the investment manager or their advisory clients. To the extent consistent with the requirements of the rules of the SEC and the National Association of Securities Dealers, Inc., these orders may be placed with brokers who sell shares of the Fund. The services provided may include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by DMC in connection with its investment decision-making process with respect to one or more funds or accounts that it manages, and need not be used exclusively with respect to the Fund or account generating the brokerage. As provided in the Securities Exchange Act of 1934 and the Agreement, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services, if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. In some instances, the services provided constitute in some part brokerage and research services used in connection with the investment decision-making process, and constitute in some part services used in connection with administrative or other functions not related to the investment decision-making process. In such cases, DMC will make a good faith allocation of brokerage and research services and will pay out of its own resources for services it uses in connection with administrative or other functions not related to the investment decision-making process. The Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or a reckless disregard to the performance of its duties to the Fund, DMC shall not be liable to the Fund or any shareholder of the Fund for any action or omission in the course of, or in connection with, rendering services under a current or proposed Agreement, or for any losses that may be sustained in the purchase, holding or sale of any security or otherwise.

         The Trust and the Surviving Trust are each parties to Distribution Agreements with Delaware Distributors, L.P. (the "Distributor"), an affiliate of DMC. The Distributor's principal address is 2005 Market Street, Philadelphia, PA 19103. Pursuant to the Distribution Agreement, the Distributor provides underwriting, distribution and marketing services to the Funds. The Distribution Agreement for the Diversified Income Fund includes references to distribution plans adopted pursuant to Rule 12b-1 under the 1940 Act. The Companies are also parties to a Shareholder Services Agreement and a Fund Accounting Agreement with Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, pursuant to which DSC provides fund accounting, shareholder servicing, dividend disbursing and transfer agency services.

Proposal 3: Approval of Class A Distribution Plan for the Diversified
Income Fund

         Shareholders of The Core Portfolio are being asked to approve the Class A Distribution Plan that is currently in place for the Diversified Income Fund Shares. A copy of the Class A Distribution Plan is attached as Exhibit C to this Proxy Statement.

         The Class A Distribution Plan was adopted for the Diversified Income Fund Shares pursuant to Rule l2b-l under the Investment Company Act of 1940, as amended by a majority of the Board of Trustees of the Surviving Trust, including a majority of the Trustees who are not interested persons of the Surviving Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related thereto, cast in person at a meeting called for the purpose of voting on the Plan. Such approval by the Trustees included a determination that in the exercise of reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plan will benefit holders of the Diversified Income Fund Shares.

         The Class A Distribution Plan provides that the Surviving Trust shall pay to the Distributor, out of the assets of the Diversified Income Fund Shares, a monthly fee not to exceed 0.30% of average daily net assets of the class. However, the Distributor has contracted to waive a portion of that 12b-1 fee through December 31, 2002 in order to prevent total 12b-1 plan expenses from exceeding 0.25% of average daily net assets. Also, any 12b-1 fees payable to the Distributor may shall be reduced by the aggregate sums paid by the Surviving Trust on behalf of the Diversified Income Fund Shares to persons other than broker-dealers ("Service Providers") who may, pursuant to servicing agreements, provide services in the marketing of the Diversified Income Fund Shares.

         The Distributor uses the monies paid to it pursuant to the Class A Distribution Plan to furnish, or cause or encourage others to furnish, services and incentives in connection with the promotion, offering and sale of the Diversified Income Fund Shares and, where suitable and appropriate, the retention of such shares by shareholders. Any Service Providers use the monies paid respectively to them to reimburse themselves for the actual costs they have incurred in confirming that their customers have received the Prospectus and Statement of Additional Information, if applicable, and as a fee for (l) assisting customers in maintaining proper records relating to the Diversified Income Fund, (2) answering questions relating to their accounts, and (3) aiding in maintaining the investment of their respective customers in the Fund.

                               VOTING INFORMATION

How many votes are necessary to approve the Proposals?

         Provided that a quorum is present, the approval of each Proposal requires the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of The Core Portfolio, or (ii) 67% or more of the voting securities of The Core Portfolio present at the Meeting, if the holders of more than 50% of The Core Portfolio's outstanding voting securities are present or represented by proxy. Each shareholder will be entitled to one vote for each full share, and a fractional vote for each fractional share, of The Core Portfolio held on the close of business on September 30, 2002 (the "Record Date"). If sufficient votes to approve the proposal are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of proxies. The holders of a majority of shares of The Core Portfolio entitled to vote at the Meeting and present in person or by proxy (whether or not sufficient to constitute quorum) may adjourn the Meeting. The Meeting may also be adjourned by the chairperson of the Meeting.

         Abstentions and broker non-votes will be included for purposes of determining whether a quorum is present at the Meeting, but will not be treated as votes cast and, therefore, will not be counted for purposes of determining whether the matters to be voted upon at the Meeting have been approved.

How do I ensure my vote is accurately recorded?

         You may attend the Meeting and vote in person. You may also vote by completing and signing the attached proxy card and mailing it in the enclosed postage paid envelope. A proxy card is, in essence, a ballot. If you simply sign and date the proxy but give no voting instructions, your shares will be voted in favor of the Plan and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting. You may also call toll-free to vote by telephone, or you may vote using the Internet.

Can I revoke my proxy?

         You may revoke your proxy at any time before it is voted by sending a written notice to the Trust expressly revoking your proxy, by signing and forwarding to the Trust a later-dated proxy, or by attending the Meeting and voting in person.

Who is entitled to vote?

         Only shareholders of record of The Core Portfolio at the close of business on September 30, 2002, the Record Date, will be entitled to vote at the Meeting. As of the Record Date, there were 490,322 outstanding shares of The Core Portfolio.

What other solicitations will be made?

         The Core Portfolio will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy material to the beneficial owners of the shares of record. The Core Portfolio may reimburse broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to solicitations by mail, officers and employees of the Trust, without extra pay, may conduct additional solicitations by telephone, telegraph and personal interviews. The Trust does not intend to engage a proxy solicitation firm to solicit proxies from brokers, banks, other institutional holders and individual shareholders.

Are there dissenters' rights?

         Shareholders of The Core Portfolio will not be entitled to any "dissenters' rights" since the proposed Transaction involves two open-end investment companies registered under the 1940 Act (commonly called mutual funds). Although no dissenters' rights may be available, you have the right to redeem your shares at Net Asset Value until the Closing Date. After the Closing Date, you may redeem your Diversified Income Fund Shares or exchange them into shares of certain other funds in the Delaware Investments Family of Funds, subject to the terms of the prospectus of the fund whose shares being acquired.

                             ADDITIONAL INFORMATION

Information About The Diversified Income Fund

         Information about the Diversified Income Fund is included in its current Prospectus, which is attached to and considered a part of this Proxy Statement. Additional information about the Diversified Income Fund is included in its Statement of Additional Information dated June 28, 2002 and the Statement of Additional Information dated June 28, 2002 (relating to this
Prospectus/Proxy Statement), each of which is incorporated by reference herein. You may request free copies of the Statements of Additional Information, which have been filed with the SEC, by calling 1-800-523-1918 or by writing to the Diversified Income Fund at 2005 Market Street, Philadelphia, PA 19103-7094.

         This Proxy Statement omits certain of the information contained in the Registration Statement. Reference is hereby made to the Registration Statement and to the exhibits thereto for further information with respect to the Diversified Income Fund and the shares it offers. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents, and each such statement is qualified in its entirety by reference to the copy of the applicable document filed with the SEC.

Information About The Core Portfolio

         Information about The Core Portfolio is included in its current Prospectus, Annual Report to Shareholders, and Statement of Additional Information, each of which is incorporated by reference herein. You may request free copies of these documents, which have been filed with the SEC, by calling 1-800-231-8002 or by writing to The Core Portfolio at 2005 Market Street, Philadelphia, PA 19103-7094.

Information About Each Fund

         The Funds file proxy materials, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act. These materials can be inspected and copied at: the public reference facilities maintained by the SEC at Room 1200, 450 Fifth Street N.W., Washington, DC 20549. Also, copies of such material can be obtained from the Public Reference Branch, SEC, 450 Fifth Street, N.W., Washington, DC 20549, at prescribed rates or from its Internet site at http:\\www.sec.gov. To request information regarding the Funds, you may also send an e-mail to the SEC at publicinfo@sec.gov.

Principal Holders Of Shares

         On the Record Date, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding voting shares of The Core Portfolio.

         To the best knowledge of The Core Portfolio, as of the Record Date, no person, except as set forth in the table below, owned of record 5% or more of the outstanding shares of any class of The Core Portfolio. The Core Portfolio has no knowledge of beneficial ownership.

-----------------------------------------------------------------------------

Name and Address of Account                Share Amount           Percentage
-----------------------------------------------------------------------------

The Lincoln National Life Insurance Co.
1300 South Clinton Street                   490,320               99.99%
Fort Wayne, IN 46802-3506


         Prior to June 28, 2002, the Diversified Income Fund had not commenced operations and as of the date of this Proxy Statement has not sold its shares to the public. On the Record Date, the officers and trustees of the Surviving Trust, as a group, owned less than 1% of the outstanding shares of the Diversified Income Fund.

         To the best knowledge of the Diversified Income Fund, as of the Record Date, no person owned of record 5% or more of the outstanding voting shares of each class of The Diversified Income Fund. The Diversified Income Fund has no knowledge of beneficial ownership.

                  EXHIBITS TO
                                 PROXY STATEMENT

Exhibit

A Form of Agreement and Plan of Reorganization between Delaware Group Adviser Funds (on behalf of the Delaware Diversified Income Fund) and Delaware Pooled Trust (on behalf of The Diversified Core Fixed Income Fund)

B                 Investment Management Agreement for Delaware Diversified
                  Income Fund

C                 Class A Distribution Plan for Delaware Diversified Income Fund

D                 Prospectus of Delaware Diversified Income Fund, dated June 28,
                  2002.

                                                                       Exhibit A
                                                                       ---------

                      AGREEMENT AND PLAN OF REORGANIZATION


                  This Agreement and Plan of Reorganization ("Agreement") is made as of this ___ day of _____________, 2002, by and between Delaware Group Adviser Funds (the "Adviser Trust"), a business trust created under the laws of the State of Delaware, with its principal place of business at One Commerce Square, Philadelphia, Pennsylvania 19103, on behalf of its series, Delaware Diversified Income Fund ("Diversified Income Fund"), and Delaware Pooled Trust (the "Pooled Trust"), a business trust created under the laws of the State of Delaware, with its principal place of business also at One Commerce Square, Philadelphia, Pennsylvania 19103, on behalf of its series The Diversified Core Fixed Income Portfolio (the "Diversified Core Portfolio").

                  In consideration of the mutual promises contained herein, and intending to be legally bound, the parties hereto agree as follows:

         1.       Plan of Reorganization.

                  (a) Upon satisfaction of the conditions precedent described in
Section 3 hereof, the Adviser Trust on behalf of the Diversified Core Portfolio will convey, transfer and deliver to the Adviser Trust on behalf of the Diversified Income Fund at the closing provided for in Section 2 (hereinafter referred to as the "Closing") all of the Diversified Core Portfolio's then-existing assets. In consideration thereof, the Adviser Trust on behalf of the Diversified Core Portfolio agrees at the Closing (i) to assume and pay, to the extent that they exist on or after the Effective Date of the Reorganization (as defined in Section 2 hereof), all of the Diversified Core Portfolio's obligations and liabilities, whether absolute, accrued, contingent or otherwise, including all fees and expenses in connection with the Agreement, which fees and expenses shall in turn include, without limitation, costs of legal advice, accounting, printing, mailing, proxy solicitation and transfer taxes, if any, such obligations and liabilities of the Diversified Core Portfolio to become the obligations and liabilities of the corresponding series of the Diversified Income Fund, and (ii) to deliver, in accordance with paragraph (b) of this
Section 1, full and fractional shares of beneficial interest, no par value, of the Diversified Income Fund - Class A ("Diversified Income Fund Class A Shares"), equal in number to the number of full and fractional shares beneficial interest of the Diversified Core Portfolio outstanding immediately prior to the Effective Date of the Reorganization. The transactions contemplated hereby (the "Reorganization") are intended to qualify as a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended ("Code").

                  (b) In order to effect such delivery, the Adviser Trust on behalf of the Diversified Income Fund will establish an open account for each shareholder of the Diversified Core Portfolio and, on the Effective Date of the Reorganization, will credit to such account full and fractional shares of Diversified Income Fund Class A Shares equal to the number of full and fractional shares such shareholder holds in the Diversified Core Portfolio at the close of regular trading on the New York Stock Exchange on the business day immediately preceding the Effective Date of the Reorganization; fractional shares of the Diversified Income Fund will be carried to the third decimal place. On the Effective Date of the Reorganization, the net asset value per share of the Diversified Income Fund Class A Shares shall be deemed to be the same as the net asset value per share of the common stock of the Diversified Core Portfolio at the close of regular trading on the New York Stock Exchange on the business day immediately preceding the Effective Date of the Reorganization. On the Effective Date of the Reorganization, each certificate representing shares of the Diversified Core Portfolio will be deemed to represent the same number of Diversified Income Fund Class A Shares. Each shareholder of the Diversified Core Portfolio will have the right to exchange his (her) share certificates for share certificates of the Diversified Income Fund Class A Shares. However, a shareholder need not make this exchange of certificates unless he (she) so desires. Simultaneously with the crediting of the Diversified Income Fund Class A Shares to the shareholders of record of the Diversified Core Portfolio, the shares of the Diversified Core Portfolio held by such shareholder shall be cancelled.

                  (c) As soon as practicable after the Effective Date of the Reorganization, the Pooled Trust shall take all necessary steps under Maryland law to effect a complete dissolution of the Diversified Core Portfolio.

         2.       Closing and Effective Date of the Reorganization.

                  The Closing shall consist of (i) the conveyance, transfer and delivery by the Pooled Trust of the Diversified Core Portfolio's assets to the Adviser Trust on behalf of the Diversified Income Fund in exchange for the assumption and payment by the Adviser Trust on behalf of the Diversified Income Fund of the Diversified Core Portfolio's liabilities; and (ii) the issuance and delivery of the Diversified Income Fund Class A Shares in accordance with
Section 1(b), together with related acts necessary to consummate such transactions. The Closing shall occur either on (a) the business day immediately following the later of receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Diversified Core Portfolio at which this Agreement will be considered or (b) such later date as the parties may mutually agree ("Effective Date of the Reorganization").

         3.       Conditions Precedent.

                  The obligations of the Pooled Trust on behalf of the Diversified Core Portfolio and the Adviser Trust on behalf of the Diversified Income Fund to effectuate the Reorganization hereunder shall be subject to the satisfaction of each of the following conditions:

                   (a) Such authority and orders from the Securities and Exchange Commission ("Commission") as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received;

                  (b) One or more post-effective amendments to the Adviser Trust's Registration Statement on Form N-1A ("Registration Statement") under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended ("1940 Act"), filed with the Commission relating to the Diversified Income Fund shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (other than any such stop-order, proceeding or threatened proceeding that shall have been withdrawn or terminated);

                  (c) Each party shall have received an opinion of Stradley, Ronon, Stevens & Young, LLP, Philadelphia, Pennsylvania, to the effect that, assuming the Reorganization contemplated hereby is carried out in accordance with this Agreement, the laws of the State of Delaware, and in accordance with customary representations provided by the parties in a certificate(s) delivered to Stradley, Ronon, Stevens & Young, LLP, the Reorganization contemplated by this Agreement qualifies as a "reorganization" under Section 368 of the Code, and thus will not give rise to the recognition of income, gain or loss for federal income tax purposes to the Diversified Core Portfolio, the Diversified Income Fund, or the shareholders of the Diversified Core Portfolio or the Diversified Income Fund;

                  (d) The Pooled Trust on behalf of the Diversified Core Portfolio shall have received an opinion of Stradley, Ronon, Stevens & Young, LLP, dated as of the Effective Date of the Reorganization, addressed to and in form and substance satisfactory to the Pooled Trust, to the effect that (i) the Diversified Income Fund is duly formed as series of the Adviser Trust, a business trust under the laws of the State of Delaware; (ii) this Agreement and the Reorganization provided for herein and the execution and delivery of this Agreement have been duly authorized and approved by all requisite action of the Adviser Trust on behalf of the Diversified Income Fund and this Agreement has been duly executed and delivered by the Adviser Trust on behalf of the Diversified Income Fund and is a legal, valid and binding agreement of the Adviser Trust in accordance with its terms; and (iii) the Diversified Income Fund Class A Shares to be issued in the Reorganization have been duly authorized and, upon issuance thereof in accordance with this Agreement, will have been validly issued and fully paid and will be non-assessable by the Adviser Trust;

                  (e) The Adviser Trust on behalf of the Diversified Income Fund shall have received the opinion of Stradley, Ronon, Stevens & Young, LLP, dated the Effective Date of the Reorganization, addressed to and in form and substance satisfactory to the Adviser Trust, to the effect that: (i) the Diversified Core Portfolio is duly formed as a series of the Pooled Trust, a business trust under the laws of the state of Delaware; (ii) this Agreement and the Reorganization provided for herein and the execution and delivery of this Agreement have been duly authorized and approved by all requisite action of the Pooled Trust on behalf of the Diversified Core Portfolio; and (iii) this Agreement has been duly executed and delivered by the Pooled Trust on behalf of the Diversified Core Portfolio and is a legal, valid and binding agreement of the Pooled Trust in accordance with its terms;

                  (f) The Diversified Income Fund Class A Shares are eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the Diversified Core Portfolio are presently eligible for offering to the public so as to permit the issuance and delivery of the Diversified Income Fund Class A Shares contemplated by this Agreement to be consummated;

                  (g) This Agreement and the Reorganization contemplated hereby shall have been adopted and approved by the appropriate action of the shareholders of the Diversified Core Portfolio at an annual or special meeting or any adjournment thereof;

                  (h) The trustees of the Adviser Trust on behalf of the Diversified Income Fund shall have authorized the issuance and delivery by the Adviser Trust on behalf of the Diversified Income Fund of the Diversified Income Fund Class A Shares in exchange for all of the assets of the Diversified Core Portfolio pursuant to the terms and provisions of this Agreement.

                  At any time prior to the Closing, any of the foregoing conditions may be waived by the trustees of the Pooled Trust if, in the judgment of such trustees, such waiver will not affect in a materially adverse way the benefits intended to be accorded the shareholders of the Diversified Core Portfolio under this Agreement.

         4.       Fees and Expenses.

                  (i) The expenses of entering into and carrying out the provisions of this Agreement, whether or not consummated, shall be borne one-quarter by The Diversified Core Portfolio, one-quarter by the Diversified Income Fund, one-quarter by The Diversified Core Portfolio's adviser, and one-quarter by the Diversified Income Fund's adviser.

                  (j) Any other provision of this Agreement to the contrary notwithstanding, any liability of the Pooled Trust under this Agreement with respect to any series of the Pooled Trust, or in connection with the transactions contemplated herein with respect to any series of the Pooled Trust, shall be discharged only out of the assets of that series of the Pooled Trust, and no other series of the Pooled Trust shall be liable with respect thereto.

         5.       Termination.

                  The trustees of the Pooled Trust on behalf of the Diversified Core Portfolio may terminate this Agreement and abandon the Reorganization contemplated hereby, notwithstanding approval thereof by the shareholders of the Diversified Core Portfolio, at any time prior to the Effective Date of the Reorganization if, in the judgment of such trustees, the facts and circumstances make proceeding with this Agreement inadvisable.

         6.       Entire Agreement.

                  This Agreement embodies the entire agreement between the parties and there are no agreements, understandings, restrictions or warranties among the parties other than those set forth herein or herein provided for.

         7.       Further Assurances.

                  The parties hereto shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

         8.       Counterparts.

                  This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

         9.       Governing Law.

                  This Agreement and the transactions contemplated hereby shall be governed by and construed and enforced in accordance with the laws of the State of Delaware.

                  IN WITNESS WHEREOF, the Pooled Trust and the Adviser Trust have each caused this Agreement and Plan of Reorganization to be executed on its behalf by its duly authorized officers, all as of the day and year first-above written.

                                       Delaware Pooled Trust, on behalf of
                                       The Diversified Core Fixed Income
                                       Portfolio


                                       _________________________________________
                                       By:    Richard J. Flannery
                                       Title: Executive Vice President


                                       Delaware Group Adviser Funds, on
                                       behalf of the Delaware Diversified Income
                                       Fund


                                       _________________________________________
                                       By:    David K. Downes
                                       Title: President

                                                                       Exhibit B
                                                                       ---------

                         INVESTMENT MANAGEMENT AGREEMENT


         AGREEMENT, made by and between DELAWARE GROUP ADVISER FUNDS, a Delaware business trust (the "Trust"), on behalf of each series of shares of beneficial interest of the Trust that is listed on Exhibit A to this Agreement, as that Exhibit may be amended from time to time (each such series of shares is hereinafter referred to as a "Fund" and, together with other series of shares listed on such Exhibit, the "Funds"), and DELAWARE MANAGEMENT COMPANY, a series of Delaware Management Business Trust, a Delaware business trust (the "Investment Manager").

                              W I T N E S S E T H:

         WHEREAS, the Trust has been organized and operates as an investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

         WHEREAS, each Fund engages in the business of investing and reinvesting its assets in securities; and

         WHEREAS, the Investment Manager is registered under the Investment Advisers Act of 1940 as an investment adviser and engages in the business of providing investment management services; and

         WHEREAS, the Trust, on behalf of each Fund, and the Investment Manager desire to enter into this Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

         1. The Trust hereby employs the Investment Manager to manage the investment and reinvestment of each Fund's assets and to administer its affairs, subject to the direction of the Trust's Board of Trustees and officers for the period and on the terms hereinafter set forth. The Investment Manager hereby accepts such employment and agrees during such period to render the services and assume the obligations herein set forth for the compensation herein provided.

     The Investment Manager shall for all purposes herein be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Trust in any way, or in any way be deemed an agent of the Trust. The Investment Manager shall regularly make decisions as to what securities and other instruments to purchase and sell on behalf of each Fund and shall effect the purchase and sale of such investments in furtherance of each Fund's objectives and policies and shall furnish the Board of Trustees of the Trust with such information and reports regarding each Fund's investments as the Investment Manager deems appropriate or as the Trustees of the Trust may reasonably request.

         2. The Trust shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto, including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its corporate existence; the maintenance of its own books, records and procedures; dealing with its own shareholders; the payment of dividends; transfer of shares, including issuance, redemption and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholders' meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; taxes; and federal and state registration fees. Trustees, officers and employees of the Investment Manager may be directors, trustees, officers and employees of any of the investment companies within the Delaware Investments family (including the Trust). Trustees, officers and employees of the Investment Manager who are directors, trustees, officers and/or employees of these investment companies shall not receive any compensation from such companies for acting in such dual capacity.

         In the conduct of the respective businesses of the parties hereto and in the performance of this Agreement, the Trust and Investment Manager may share facilities common to each, which may include legal and accounting personnel, with appropriate proration of expenses between them.

         3. (a) Subject to the primary objective of obtaining the best execution, the Investment Manager may place orders for the purchase and sale of portfolio securities and other instruments with such broker/dealers selected who provide statistical, factual and financial information and services to the Trust, to the Investment Manager, to any sub-adviser (as defined in Paragraph 5 hereof, a "Sub-Adviser") or to any other fund for which the Investment Manager or any Sub-Adviser provides investment advisory services and/or with broker/dealers who sell shares of the Trust or who sell shares of any other investment company (or series thereof) for which the Investment Manager or any Sub-Adviser provides investment advisory services. Broker/dealers who sell shares of any investment companies or series thereof for which the Investment Manager or Sub-Adviser provides investment advisory services shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the Rules of the Securities and Exchange Commission and NASD Regulation, Inc.

            (b) Notwithstanding the provisions of subparagraph (a) above and subject to such policies and procedures as may be adopted by the Board of Trustees and officers of the Trust, the Investment Manager may cause a Fund to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Investment Manager has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Investment Manager's overall responsibilities with respect to the Trust and to other investment companies (or series thereof) and other advisory accounts for which the Investment Manager or any Sub-Adviser exercises investment discretion.

         4. As compensation for the services to be rendered to a particular Fund by the Investment Manager under the provisions of this Agreement, the Trust shall pay monthly to the Investment Manager exclusively from that Fund's assets, a fee based on the average daily net assets of that Fund during the month. Such fee shall be calculated in accordance with the fee schedule applicable to that Fund as set forth in Exhibit A hereto.

         If this Agreement is terminated prior to the end of any calendar month with respect to a particular Fund, the management fee for such Fund shall be prorated for the portion of any month in which this Agreement is in effect with respect to such Fund according to the proportion which the number of calendar days during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within 10 calendar days after the date of termination.

         5. The Investment Manager may, at its expense, select and contract with one or more investment advisers registered under the Investment Advisers Act of 1940 ("Sub-Advisers") to perform some or all of the services for a Fund for which it is responsible under this Agreement. The Investment Manager will compensate any Sub-Adviser for its services to the Fund. The Investment Manager may terminate the services of any Sub-Adviser at any time in its sole discretion, and shall at such time assume the responsibilities of such Sub-Adviser unless and until a successor Sub-Adviser is selected and the requisite approval of the Fund's shareholders is obtained. The Investment Manager will continue to have responsibility for all advisory services furnished by any Sub-Adviser.

         6. The services to be rendered by the Investment Manager to the Trust under the provisions of this Agreement are not to be deemed to be exclusive, and the Investment Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

         7. The Investment Manager, its trustees, officers, employees, agents and shareholders may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to the Trust or to any other investment company, corporation, association, firm or individual.

         8. It is understood and agreed that so long as the Investment Manager and/or its advisory affiliates shall continue to serve as the Trust's investment adviser, other investment companies as may be sponsored or advised by the Investment Manager or its affiliates shall have the right permanently to adopt and to use the words "Delaware," "Delaware Investments" or "Delaware Group" in their names and in the names of any series or class of shares of such funds.

         9. In the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of its duties as the Investment Manager to the Trust, the Investment Manager shall not be subject to liability to the Trust or to any shareholder of the Trust for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.

         10. This Agreement shall be executed and become effective as of the date written below, and shall become effective with respect to a particular Fund as of the effective date set forth in Exhibit A for that Fund, if approved by the vote of a majority of the outstanding voting securities of that Fund. It shall continue in effect for an initial period of two years for each Fund and may be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by the vote of a majority of the outstanding voting securities of that Fund and only if the terms and the renewal hereof have been approved by the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of any such party ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated as to any Fund by the Trust at any time, without the payment of a penalty, on sixty days' written notice to the Investment Manager of the Trust's intention to do so, pursuant to action by the Board of Trustees of the Trust or pursuant to the vote of a majority of the outstanding voting securities of the affected Fund. The Investment Manager may terminate this Agreement at any time, without the payment of a penalty, on sixty days' written notice to the Trust of its intention to do so. Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for any obligation to respond for a breach of this Agreement committed prior to such termination, and except for the obligation of the Trust to pay to the Investment Manager the fee provided in Paragraph 4 hereof, prorated to the date of termination. This Agreement shall automatically terminate in the event of its assignment.

         11. This Agreement shall extend to and bind the heirs, executors, administrators and successors of the parties hereto.

         12. For the purposes of this Agreement, the terms "vote of a majority of the outstanding voting securities"; "interested persons"; and "assignment" shall have the meaning defined in the 1940 Act.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers and duly attested as of the 23rd day of November, 1999.


         DELAWARE MANAGEMENT COMPANY, DELAWARE GROUP a series of Delaware Management Business Trust ADVISER FUNDS on behalf of the Funds listed on Exhibit A


By:       /s/ David K. Downes                       By: /s/ David K. Downes
    ----------------------------------------           -----------------------
Name:    David K. Downes                            Name:    David K. Downes
Title:   President                                  Title: President and Chief
                                                           Executive Officer



Attest: /s/ David P. O'Connor                       Attest: /s/ Michael D. Mabry
        ------------------------------------                --------------------
Name:  David P. O'Connor                            Name:  Michael D. Mabry
Title:   Vice President                             Title: Vice President
         Assistant Secretary                               Assistant Secretary
         Associate General Counsel                         Associate General
                                                           Counsel

AMENDMENT NO. 1 TO EXHIBIT A

         THIS EXHIBIT to the Investment Management Agreement dated April 1, 1999 between DELAWARE GROUP ADVISER FUNDS, INC. and DELAWARE MANAGEMENT COMPANY, a series of Delaware Management Business Trust amended as of the 28th day of June 2002 to add Delaware Diversified Income Fund, lists the Funds for which the Investment Manager provides investment management services pursuant to this Agreement, along with the management fee rate schedule for each Fund and the date on which the Agreement became effective for each Fund.

                                                                         Management Fee Schedule
                                                                           (as a percentage of
                                                                         average daily net assets)
Fund Name                           Effective Date                            Annual Rate
---------                           --------------                            -----------
U.S. Growth Fund                    April 1, 1999                      0.65% on first $500 million
                                                                       0.60% on next $500 million
                                                                       0.55% on next $1,500 million
                                                                       0.50% on assets in excess of
                                                                       $2,500 million

Diversified Income Fund             June 28, 2002                      0.55% on first $500 million
                                                                       0.50% on next $500 million
                                                                       0.45% on next $1,500 million
                                                                       0.425% on assets in excess of
                                                                       $2,500 million

DELAWARE MANAGEMENT COMPANY,                                           DELAWARE GROUP EQUITY
a series of Delaware Management Business Trust                         FUNDS III

By:  /s/ William E. Dodge                                              By:  /s/ David K. Downes
    ----------------------------------------                               ---------------------------------------
Name:    William E. Dodge                                              Name:    David K. Downes
Title:   Executive Vice President/Chief                                Title:   President/Chief Executive
         Investment Officer, Equity                                             Officer/Chief Financial Officer

Attest:  /s/ Brian L. Murray, Jr.                                      Attest:  /s/ David P. O'Connor
        ------------------------------------                                   -----------------------------------
Name:    Brian L. Murray, Jr.                                          Name:    David P. O'Connor
Title:   Vice President/Associate General                              Title:   Vice President/Associate
         Counsel/Assistant Secretary                                            General Counsel/Assistant
                                                                                Secretary

                                                                       Exhibit C
                                                                       ---------


                                     CLASS A

                                DISTRIBUTION PLAN


         The following Distribution Plan (the "Plan") has been adopted pursuant to Rule l2b-l under the Investment Company Act of 1940, as amended (the "Act"), by Delaware Group Adviser Funds (the "Trust"), separately for each Series of the Trust identified on Schedule I as amended from time to time (the "Series") on behalf of the A Class shares of each such Series identified on Schedule I as amended from time to time (the "Class"), which Trust, Series and Classes may do business under these or such other names as the Board of Trustees of the Trust may designate from time to time. The Plan has been approved by a majority of the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related thereto ("non-interested Trustees"), cast in person at a meeting called for the purpose of voting on such Plan. Such approval by the Trustees included a determination that in the exercise of reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plan will benefit each such Series and shareholders of each such Class.

         The Trust is a business trust organized under the laws of the State of Delaware, is authorized to issue different series and classes of securities and is an open-end management investment company registered under the Act. Delaware Distributors, L.P. (the "Distributor") is the principal underwriter and national distributor for the Series' shares, including shares of the Class, pursuant to the Distribution Agreement between the Distributor and the Trust on behalf of each Series ("Distribution Agreement").

         The Plan provides that:

         l. The Trust shall pay to the Distributor, out of the assets of a particular Class, a monthly fee not to exceed [0.30% of annual average daily net assets] for such Class as may be determined by the Trust's Board of Trustees from time to time. Such monthly fee shall be reduced by the aggregate sums paid by the Trust on behalf of the Series to persons other than broker-dealers (the "Service Providers") who may, pursuant to servicing agreements, provide to the Series services in the Series' marketing of shares of the Class.

         2. (a) The Distributor shall use the monies paid to it pursuant to paragraph l above to furnish, or cause or encourage others to furnish, services and incentives in connection with the promotion, offering and sale of the relevant Class shares and, where suitable and appropriate, the retention of such Class shares by shareholders.

            (b) The Service Providers shall use the monies paid respectively to them to reimburse themselves for the actual costs they have incurred in confirming that their customers have received the Prospectus and Statement of Additional Information, if applicable, and as a fee for (l) assisting such customers in maintaining proper records with the Trust, (2) answering questions relating to their respective accounts, and (3) aiding in maintaining the investment of their respective customers in the Class.

         3. The Distributor shall report to the Trust at least monthly on the amount and the use of the monies paid to it under the Plan. The Service Providers shall inform the Trust monthly and in writing of the amounts each claims under the Plan; both the Distributor and the Service Providers shall furnish the Board of Trustees of the Trust with such other information as the Board may reasonably request in connection with the payments made under the Plan and the use thereof by the Distributor and the Service Providers, respectively, in order to enable the Board to make an informed determination of the amount of the Trust" payments with respect to each Class and whether the Plan should be continued with respect to each Class.

         4. The officers of the Trust shall furnish to the Board of Trustees of the Trust, for their review, on a quarterly basis, a written report of the amounts expended under the Plan with respect to each Class and the purposes for which such expenditures were made.

         5. This Plan shall take effect with respect to the A Class of a particular Series as of the effective date set forth on Schedule I (the "Commencement Date"); thereafter, the Plan shall continue in effect with respect to the A Class of a particular Series for a period of more than one year from the Commencement Date only so long as such continuance is specifically approved at least annually by a vote of the Board of Trustees of the Trust, and of the non-interested Trustees, cast in person at a meeting called for the purpose of voting on such Plan.

         6. (a) The Plan may be terminated as to the A Class of any particular Series at any time by vote of a majority of the non-interested Trustees or by vote of a majority of the outstanding voting securities of such Class.

            (b) The Plan may not be amended as to the A Class of any particular Series to increase materially the amount to be spent for distribution pursuant to paragraph l hereof without approval by the shareholders of such Class.

         7. All material amendments to this Plan shall be approved by the non-interested Trustees in the manner described in paragraph 5 above.

         8. So long as the Plan is in effect, the selection and nomination of the Trust's non-interested Trustees shall be committed to the discretion of such non-interested Trustees.

         9. The definitions contained in Sections 2(a)(19) and 2(a)(42) of the Act shall govern the meaning of "interested person(s)" and "vote of a majority of the outstanding voting securities," respectively, for the purposes of this Plan.

         This Plan shall take effect on the Commencement Date, as previously defined.

April 19, 2001

                                                                       Exhibit D
                                                                       ---------

         [Attention SEC Staff: The Prospectus of the Delaware Diversified Income Fund dated June 28, 2002 will be provided to shareholders as Exhibit D to this Proxy Statement. That Prospectus is incorporated into this filing by reference to the earlier filing of the Prospectus in post-effective amendment No. 19 to the Registration Statement on Form N-1A of Delaware Group Adviser Funds filed via EDGAR on June 28, 2002.]









                                       D-1